      As Filed with the Securities and Exchange Commission on June 1, 2000





                                                      1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                               -------

      Pre-Effective Amendment No.
                                   -------                     -------
      Post-Effective Amendment No.   9                            X
                                   -------                     -------
                                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
                                                               -------

      Amendment No.   15                                          X
                                                               -------
                           FLAG INVESTORS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                One South Street
                               BALTIMORE, MD 21202

               (Address of Principal Executive Offices) (Zip Code) Registrant's Telephone Number, including Area Code: (800) 553-8080

Daniel O. Hirsch, Esq.                      Copy to: Richard W. Grant, Esq.
One South Street                                     Morgan, Lewis & Bockius LLP
Baltimore, MD  21202                                 1701 Market Street
(Name and address of agent for service)              Philadelphia, PA  19103


It is proposed that this filing will become effective:
 X
---    immediately upon filing pursuant to paragraph (b)
---    on________________ pursuant to paragraph (b)
---    60 days after filing pursuant to paragraph (a)(i)
---    on________________ pursuant to paragraph (a)(i)
---    75 days after filing pursuant to paragraph (a)(ii)
---    on________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

        This post-effective amendment designates a new effective date for a
---     previously filed post-effective amendment.

[LOGO]


European Mid-Cap Fund
(Formerly Deutsche European Mid-Cap Fund)
Class A Shares, Class B Shares and Class C Shares


Prospectus
June 1, 2000


The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities nor has it passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION, AND AS A SECONDARY OBJECTIVE, REASONABLE DIVIDEND INCOME.

The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)



TABLE  OF  CONTENTS
Investment Summary .....................................     1
Fees and Expenses of the Fund ..........................     3
Investment Program  ....................................     4
The Fund's Net Asset Value  ............................     5
How to Buy Shares  .....................................     6
How to Redeem Shares  ..................................     7
Telephone Transactions  ................................     7
Sales Charges  .........................................     8
How to Choose the Class That Is
   Right for You  ......................................    10
Dividends and Taxes  ...................................    10
Organizational Structure  ..............................    10
Investment Advisor and Sub-Advisor  ....................    11
Administrator  .........................................    13
Financial Highlights  ..................................    13

INVESTMENT SUMMARY
------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in companies believed to have higher than average growth rates for European companies.

RISK PROFILE
     The Fund may be suited for you if you are willing to accept the risks of foreign investing in a particular country or region in the hope of achieving high capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the fund.


     STYLE RISK. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equity markets.


     FOREIGN INVESTING RISK. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Foreign securities may trade infrequently and be subject to greater price fluctuations than other securities.


     FOREIGN CURRENCY RISKS. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.


     RISKS OF INVESTING IN SPECIFIC REGIONS. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, the Fund is subject to greater currency risk and is more susceptible to adverse impact from negative economic events or actions of foreign governments in such countries or regions.


     RISK RELATED TO COMPANY SIZE. The Fund invests in securities of small and mid-market capitalization companies that, as compared to larger companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital, which could cause the prices of these securities to vary, perhaps dramatically.


     NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


[CHART]

       CLASS A SHARES*
  FOR YEARS ENDED DECEMBER 31,
1998                         1999
----                         ----
24.98%                       28.83%




* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 27.24%.

     During the two-year period shown in the bar chart, the highest return for a quarter was 26.67% (quarter ended 12/31/99) and the lowest return for a quarter was (15.56%) (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                                    1 YEAR    MDAX(3)  SINCE INCEPTION(1)   MDAX(3)
                                                    ------    -------  ------------------   -------
Class A Shares(2) ............................      21.78%     4.58%       18.26%            5.44%
Class B Shares(2) ............................      22.80%     4.58%       16.12%           20.81%
Class C Shares(2) ............................      26.86%     4.58%       26.02%            2.70%

--------

(1) Class A Shares: October 17, 1997
    Class B Shares: March 30, 1998
    Class C Shares: September 2, 1998

(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(3) The Midcap Index (MDAX) is a broad-based market index of 70 mid-sized German companies with established operating histories.

FEES AND EXPENSES OF THE FUND
------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                               CLASS A        CLASS B           CLASS C
                                                                               SHARES          SHARES            SHARES
SHAREHOLDER FEES:                                                           INITIAL SALES   DEFERRED SALES   DEFERRED SALES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                   CHARGE          CHARGE            CHARGE
                                                                            -------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price) ..............................................            5.50%           None            None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds, whichever is lower).......            1.00%(1)       5.00%(2)         1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........             None           None            None
Redemption Fee .....................................................             None           None            None
Exchange Fee .......................................................             None           None            None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee .....................................................            0.85%          0.85%           0.85%
Distribution and/or Service (12b-1) Fees(5).........................            0.25%          1.00%           1.00%
Other Expenses......................................................            3.02%          2.52%           3.04%
                                                                               -----          -----           -----
Total Annual Fund Operating Expenses (before fee waivers and expense
   reimbursements)..................................................            4.12%          4.37%           4.89%
Total Fee Waivers and Reimbursements of Fund Expenses ..............            2.52%          2.02%           2.54%
                                                                               -----          -----           -----
Total Net Annual Fund Operating Expenses (after fee waivers and
   expense reimbursements)(6).......................................            1.60%          2.35%           2.35%
                                                                               -----          -----           -----
                                                                               -----          -----           -----


----------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price.")


(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")


(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")


(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)


(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.


(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                -------         -------         -------         --------
Class A Shares ...........................       $704            $1,516          $2,343          $4,474
Class B Shares ...........................       $738            $1,441          $2,255          $4,316
Class C Shares ...........................       $338            $1,243          $2,250          $4,778
     You would pay the following expenses
 if you did not redeem your shares:
Class A Shares ...........................       $704            $1,516          $2,343          $4,474
Class B Shares ...........................       $238            $1,441          $2,055          $4,316
Class C Shares ...........................       $238            $1,243          $2,250          $4,778


--------------------------------------------------------------------------------

*Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. European countries include those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, Czech Republic and Hungary.


     The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Advisors seek investments in companies believed to have higher than average growth rates for European companies. The Fund invests in companies with ideas and plans for new products, new services or new markets that offer the potential for fast growth with diversifiable risks. Many of these companies are characterized as small-to-mid-capitalization and are seeking equity capital to finance their growth. The Fund tends to have a heavier weighting of its assets in German issuers, although this can change.

     In assessing which investments to sell, the Advisors consider the following factors, among others:


     - whether the company continues to meet the Fund's criteria for an initial investment in a security; and


     - negative changes in the economy or the company's business that impact the attractiveness of the security as an investment.


     The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge currency and other risks by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

     The Fund invests a significant portion of its assets in specific regions or countries in Europe. The Fund is therefore exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund invests a substantial portion of its assets in Germany.


     The Fund invests in the shares of small and mid-sized companies. Investing in small and mid-sized companies poses unique risks. Small and mid-sized company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small and mid-sized companies, since they lack a large company's financial resources to deal with setbacks. Small and mid-sized company managers may have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small and mid-sized company stocks are typically less liquid than large company stocks.

     The Fund's ability to successfully use hedging techniques and derivative transactions, including currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

     To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


     In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     - Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:


     - If you are investing in an IRA account, your initial investment may be as low as $1,000.


     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.


     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.


     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.



     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.


     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

     TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

-------------------------------------------------------------------------------

PURCHASE PRICE

   The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                       CLASS A SALES
                                      CHARGE AS % OF
                                 ------------------------
                                  OFFERING     NET AMOUNT       CLASS B           CLASS C
AMOUNT OF PURCHASE                 PRICE        INVESTED      SALES CHARGE      SALES CHARGE
-----------------------------------------------------------------------------------------------
Less than $50,000 ..............   5.50%         5.82%           None              None
$50,000 - $99,999 ..............   4.50%         4.71%           None              None
$100,000 - $249,999 ............   3.50%         3.63%           None              None
$250,000 - $499,999 ............   2.50%         2.56%           None              None
$500,000 - $999,000 ............   2.00%         2.04%           None              None
$1,000,000 and over ............   None          None            None              None
-----------------------------------------------------------------------------------------------

   Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

   The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

   RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

   LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

   PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -  If you are buying shares in any of the following types of accounts:

        --  A qualified retirement plan;

        --  A Flag Investors fund payroll savings plan program;

        -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

   You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

   You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                            SALES CHARGE AS A PERCENTAGE OF
                                          THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                (AS % OF COST OR VALUE)
                                      ------------------------------------------
                                         CLASS A        CLASS B        CLASS C
YEAR SINCE PURCHASE                   SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------
First ..............................     1.00%*        5.00%          1.00%
Second .............................     0.50%*        4.00%          None
Third ..............................     None          3.00%          None
Fourth .............................     None          3.00%          None
Fifth ..............................     None          2.00%          None
Sixth ..............................     None          1.00%          None
Seventh and Thereafter .............     None          None           None
--------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

   DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

   WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

        -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

        -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

     - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

   AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
------------------------------------------------------------------------------

   Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

   If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

   If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

   If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

   Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

   Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS

   The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

   The following summary is based on current tax laws, which may change.

   The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.


   More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


ORGANIZATIONAL STRUCTURE

-------------------------------------------------------------------------------

   The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)


   The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR AND SUB-ADVISOR
----------------------------------

   Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (DWS) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.


   The Advisor receives an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.60% for Class A Shares; and 2.35% for Class B Shares and Class C Shares.


   The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.


   Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Investment GmbH (DWS Investment) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of $83.7 billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


   The primary subsidiary of DFH is DWS Investment. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank.


   DFH subsidiaries have received widespread industry recognition in Europe.
For example, Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for 1, 3, and 5-year periods; 1995: best fund manager for 1, 3, and 5-year periods; 1996: best fund manager for 3 and 5-year periods; 1997: best fund manager for 3 and 5-year periods; 1998: best fund manager for 1, 3 and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.


   On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


   Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


PORTFOLIO MANAGEMENT


     DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

HISTORICAL PERFORMANCE OF CORRESPONDING DWS FUND

   The Fund invests in an underlying Portfolio, the Provesta Portfolio. This underlying Portfolio (and therefore the Fund) is designed to produce investment results substantially the same as Provesta, which is a German-registered mutual fund and will be referred to as the "DWS Fund." Provesta is the only fund managed by DWS which has substantially similar investment objectives and strategies as the Fund. The Provesta Portfolio seeks to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of the DWS Fund. The Advisor manages the investment operations of the underlying Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the counterpart DWS Fund. Also, the investment objectives, policies and restrictions of the DWS Fund are the same as those of its counterpart Provesta Portfolio except as noted below.

   Information about the performance of the Fund and the counterpart DWS Fund is set forth below. Despite the similarity in investment objectives, policies and restrictions, investment staff and portfolio managers, the DWS Fund is a separate fund and you should not assume that the Fund will have the same future performance as its counterpart DWS Fund. The DWS Fund operates under the German regulatory and tax framework. The Fund and its underlying Portfolio operate under the U.S. regulatory and tax framework. Each has different diversification requirements, specific tax restrictions and investment limitations. Since the historical performance of the DWS Fund would not have been materially affected by the differences in the regulation of mutual funds under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Fund and its counterpart Portfolio going forward. Investors should note that the past performance of the DWS Fund is not predictive of the future performance of the Fund or its underlying Portfolio.

   The following table shows the actual total return for the Class A Shares of the Fund for the period from the commencement of operations on October 17, 1997 to August 31, 1999, and for the one-year period ended August 31, 1999. The Fund and its underlying Portfolio did not have operating or performance history prior to that time.

   Below the Fund's performance within the same table are the average annualized total returns for the counterpart DWS Fund for the one, three, five and ten-year periods ended August 31, 1999. The performance of the Fund and its counterpart DWS Fund are accompanied by total returns for securities indices believed by the Advisor to be suitable for performance comparisons.

   These figures are unaudited and are based on the actual unadjusted investment performance (net of fees and expenses) of the DWS Fund with the adjustments indicated below. The figures for Provesta and the indices were not adjusted to reflect the expense ratios of the Fund which is higher than the actual expenses of the DWS Fund (which bears a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

EUROPEAN MID-CAP FUND AS COMPARED TO COUNTERPART PROVESTA(1)

   Average Annual Total Return for the Periods Ended August 31, 1999


                            HISTORICAL PERFORMANCE
                               IN U.S. DOLLARS
                                 (UNAUDITED)
                          ---------------------------
                          WITH SALES    WITHOUT SALES      CDAX INDEX              MSCI EUROPE
EUROPEAN MID-CAP FUND       LOAD(2)        LOAD(3)     (IN U.S. DOLLARS)(4)    (IN U.S. DOLLARS)(5)
---------------------------------------------------------------------------------------------------
One Year ................    2.9%           8.9%              2.4%                    13.7%
10/17/97 to 8/31/99 .....    8.7%          15.4%             16.5%                    27.9%

PROVESTA(1)
One Year ................    4.3%          10.4%              2.4%                    13.7%
Three Years .............   15.4%          17.6%             14.6%                    21.3%
Five Years ..............   13.5%          14.8%             12.2%                    18.1%
Ten Years ...............   13.8%          14.5%            11.23%                    13.9%
---------------------------------------------------------------------------------------------------


(1) Net Assets as of 8/31/99 were DM 1,508 million ($813 million). Provesta began investment operations on July 11, 1985.
(2) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(3) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Sales Charges."
(4) The DAX Composite Index (CDAX) is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. CDAX is a registered trademark of Deutsche Borse AG.
(5) The Morgan Stanley Capital Market Europe Index (MSCI Europe) is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.

   The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

   In calculating the historical performance of the DWS Fund shown above, the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment -- Gesellschaften (Association of German Fund Companies) (BVI). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

     Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments:

     (1) The credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Fund (but the effect of corporate income taxes incurred by the counterpart DWS Fund was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

     These adjustments resulted in the performance indicated in the second column, "Without Sales Load." The first column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

     It is not expected that there will be any material differences in the securities held by the underlying Provesta Portfolio and its counterpart DWS Fund and thus the investment characteristics of the underlying Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its counterpart DWS Fund. Consequently, there is no regulatory or tax difference between the underlying Portfolio and its counterpart DWS Fund that would be expected to have a material effect on the investment performance of the underlying Portfolio as compared to its counterpart DWS Fund.

ADMINISTRATOR

--------------------------------------------------------------------------------

     Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


     This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.

     The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT
EACH PERIOD.
--------------------------------------------------------------------------------

                                                                         FOR THE SIX         FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,         AUGUST 31,        AUGUST 31,
                                                                            2000                 1999              1998
                                                                         ------------        ------------     --------------
                                                                         (UNAUDITED)
   Net asset value at beginning of period .............................      $15.28            $14.22            $12.50
                                                                              -----             -----             -----

INVESTMENT OPERATIONS:

   Net investment income (expenses in excess of income) ...............       (0.13)            (0.01)             0.01

   Net realized and unrealized gain on investments, future
      contracts and foreign currency allocated from corresponding
      Deutsche Portfolio ..............................................       10.54              1.26              1.71
                                                                              -----             -----             -----

   Increase from investment operations ................................       10.41              1.25              1.72
                                                                              -----             -----             -----

DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income ...............................          --                --                --

   Distributions from net realized gains ..............................       (0.14)            (0.19)               --
                                                                              -----             -----             -----

   Total distributions ................................................       (0.14)            (0.19)               --
                                                                              -----             -----             -----

   Net asset value at end of period ...................................      $25.55            $15.28            $14.22
                                                                              -----             -----             -----
                                                                              -----             -----             -----

TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ............................       68.57%*            8.86%            13.76%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) ..................................     $22,187           $13,907            $2,402

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ........................................................        1.60%**           1.60%             1.60%**

   Net investment income (expenses in excess of income)(3) ............       (1.44)%**         (0.10)%            0.23%**

   Portfolio turnover of corresponding Deutsche Portfolio .............          44%*              89%               82%*


---------------------------
(1) Commencement of operations 10/17/97
(2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets ...............................          2.83%**            4.12%            18.86%**
         Expenses in excess of income to average net assets ...........         (2.67)%**          (2.62)%          (17.03)%**

  * Not annualized
 ** Annualized

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------


                                                                         FOR THE SIX         FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,         AUGUST 31,        AUGUST 31,
                                                                            2000                 1999              1998
                                                                         ------------        ------------     --------------
                                                                         (UNAUDITED)
   Net asset value at beginning of period ...........................       $13.37             $12.55             $12.50
                                                                             -----              -----              -----

INVESTMENT OPERATIONS:

   Expenses in excess of income .....................................        (0.17)             (0.11)             (0.02)

   Net realized and unrealized gain on investments, future contracts and foreign currency allocated from corresponding Deutsche
      Portfolio .....................................................         9.19               1.12               0.07
                                                                             -----              -----              -----

   Increase from investment operations ..............................         9.02               1.01               0.05
                                                                             -----              -----              -----

DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income .............................           --                 --                 --

   Distributions from net realized gains ............................        (0.14)             (0.19)                --
                                                                             -----              -----              -----

   Total distributions ..............................................        (0.14)             (0.19)                --
                                                                             -----              -----              -----

   Net asset value at end of period .................................       $22.25             $13.37             $12.55
                                                                             -----              -----              -----
                                                                             -----              -----              -----

TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ..........................        67.96%*             8.12%              0.40%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) ................................      $11,449             $6,940             $4,287

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ......................................................         2.35%**            2.35%              2.35%**

   Expenses in excess of income(3) ..................................        (2.19)%**          (1.06)%            (0.70)%**

   Portfolio turnover of corresponding Deutsche Portfolio ...........           44%*               89%                82%*


----------------------
(1) Commencement of operations 3/30/98
(2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.


(3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets ..............................           3.58%**            4.37%            19.61%**
         Expenses in excess of income to average net assets ..........          (3.42)%**          (3.08)%          (17.96)%**

  * Not annualized
 ** Annualized

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


SELECTED DATA FOR A CLASS C SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.

--------------------------------------------------------------------------------



                                                                                            FOR THE SIX      FOR THE PERIOD
                                                                                            MONTHS ENDED        ENDED(1)
                                                                                            FEBRUARY 29,       AUGUST 31,
                                                                                                2000             1999
                                                                                            ------------     --------------
                                                                                             (UNAUDITED)
   Net asset value at beginning of period .......................................               $13.57             $12.50
                                                                                                 -----              -----

INVESTMENT OPERATIONS:

   Expenses in excess of income .................................................                (0.17)             (0.06)

   Net realized and unrealized gain on investments, futures contracts and foreign
      currency allocated from corresponding Deutsche Portfolio ..................                 9.33               1.32
                                                                                                 -----              -----

   Increase from investment operations ..........................................                 9.16               1.26
                                                                                                 -----              -----

DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income .........................................                   --                 --

   Distributions from net realized gains ........................................                (0.14)             (0.19)
                                                                                                 -----              -----

   Total distributions ..........................................................                (0.14)             (0.19)
                                                                                                 -----              -----

   Net asset value at end of period .............................................               $22.59             $13.57
                                                                                                 -----              -----
                                                                                                 -----              -----

TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ......................................                67.99%             10.15%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) ............................................               $2,841             $1,698

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ..................................................................                 2.35%**            2.35%**

   Expenses in excess of income(3) ..............................................                (2.19)%**          (0.73)%**

   Portfolio turnover of corresponding Deutsche Portfolio .......................                   44%*               89%*


-------------------------

(1) Commencement of operations 9/2/98

(2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets .....................                    3.59%**           4.89%**
         Expenses in excess of income to average net assets..                   (3.43)%**         (3.27)%**

  * Not annualized
 ** Annualized

                                       DISTRIBUTOR

                                       ICC DISTRIBUTORS, INC.



                                       TRANSFER AGENT

                                       INVESTMENT COMPANY CAPITAL CORP.
                                       One South Street
                                       Baltimore, Maryland 21202
                                       1-800-553-8080



                                       INDEPENDENT ACCOUNTANTS
                                       PRICEWATERHOUSECOOPERS LLP

                                       250 W. Pratt Street
                                       Baltimore, Maryland 21201



                                       CUSTODIAN
                                       INVESTORS BANK & TRUST COMPANY
                                       200 Clarendon Street
                                       Boston, Massachusetts 02116



                                       FUND COUNSEL

                                       MORGAN, LEWIS & BOCKIUS LLP
                                       1701 Market Street
                                       Philadelphia, Pennsylvania 19103

                                     [LOGO]
                                 FLAG INVESTORS
                INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-










    Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                           www.flaginvestors.com


--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8227                          EMCPRO (06/00)

[LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-Registered Trademark-





                               -------------------------------------------------
                               JAPANESE EQUITY FUND
                               (FORMERLY DEUTSCHE JAPANESE EQUITY FUND)
                               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                               -------------------------------------------------


                               PROSPECTUS
                               JUNE 1, 2000


The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION.

The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)


TABLE OF CONTENTS
-----------------

INVESTMENT SUMMARY ..........................................1
FEES AND EXPENSES OF THE FUND ...............................3
INVESTMENT PROGRAM ..........................................4
THE FUND'S NET ASSET VALUE ..................................5
HOW TO BUY SHARES ...........................................6
HOW TO REDEEM SHARES ........................................6
TELEPHONE TRANSACTIONS ......................................7
SALES CHARGES ...............................................7
HOW TO CHOOSE THE CLASS THAT IS
  RIGHT FOR YOU .............................................9
DIVIDENDS AND TAXES ........................................10
ORGANIZATIONAL STRUCTURE ...................................10
INVESTMENT ADVISOR AND SUB-ADVISOR .........................10
ADMINISTRATOR ..............................................11
FINANCIAL HIGHLIGHTS .......................................11

INVESTMENT SUMMARY
--------------------------------------------------------------------------------
OBJECTIVES AND STRATEGIES

     The Fund seeks high capital appreciation through its investments in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus in Japan. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in large and mid-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. The target is to outperform the Tokyo Stock Price Index (TOPIX), although there is no guarantee that the Fund will do so.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of foreign investing in a particular country or region in the hope of achieving high capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Fund.

     STYLE RISK. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equity markets.

     FOREIGN INVESTING RISK. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Foreign securities may trade infrequently and be subject to greater price fluctuations than other securities.

     FOREIGN CURRENCY RISKS. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

     RISKS OF INVESTING IN SPECIFIC REGIONS. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, the Fund is subject to greater currency risk and is more susceptible to adverse impact from negative economic events or actions of foreign governments in such countries or regions.

     RISK RELATED TO COMPANY SIZE. The Fund invests in securities of mid-market capitalization companies that, as compared to larger companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital, which could cause the prices of these securities to vary, perhaps dramatically.


     NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

[CHART]

     CLASS A SHARES*
FOR YEARS ENDED DECEMBER 31,

1998         4.70%
1999       169.29%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 0.68%.

     During the two-year period shown in the bar chart, the highest return for a quarter was 33.98% (quarter ended 12/31/99) and the lowest return for a quarter was (7.02%) (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)


                                                                                       MSCI                          MSCI
                                                                                      JAPAN                         JAPAN
                                                                         1 YEAR      INDEX(3)  SINCE INCEPTION(1)  INDEX(3)
                                                                         -------     --------  ------------------  --------
Class A Shares(2) ....................................................   154.44%      61.77%        45.08%          20.81%
Class B Shares(2) ....................................................   162.59%      61.77%       113.85%          68.22%

-------------
     (1)  Class A Shares: October 20, 1997
          Class B Shares: August 10, 1998
     (2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
     (3) The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange.

     No performance information is provided for the Class C Shares because they were not offered prior to the date of this Prospectus. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                   CLASS A SHARES CLASS B SHARES CLASS C SHARES
                                                                    INITIAL SALES   DEFERRED       DEFERRED
                                                                       CHARGE     SALES CHARGE   SALES CHARGE
                                                                   -------------- -------------- --------------
SHAREHOLDER FEES:
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ........................         5.50%         None          None
Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase price or
   redemption proceeds, whichever is lower) ...................         1.00%(1)      5.00%(2)      1.00%(3)
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .......................................         None          None          None
Redemption Fee ................................................         None          None          None
Exchange Fee ..................................................         None          None          None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee ................................................         0.85%         0.85%         0.85%
Distribution and/or Service (12b-1) Fees(5) ...................         0.25%         1.00%         1.00%
Other Expenses ................................................         4.78%        13.14%         1.37%
                                                                        ----         -----          ----

Total Annual Fund Operating Expenses (before fee
   waivers and expense reimbursements) ........................         5.88%        14.99%         3.22%
                                                                        ----         -----          ----

Total Fee Waivers and Reimbursements of Fund Expenses .........         4.28%        12.64%         0.87%
                                                                        ----         -----          ----

Total Net Annual Fund Operating Expenses (after
   fee waivers and expense reimbursements)(6) .................         1.60%         2.35%         2.35%
                                                                        ----         -----          ----
                                                                        ----         -----          ----


---------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges-Redemption Price.")


(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")


(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges-Redemption Price.")


(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)


(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.


(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                                   -------         -------         -------         --------
Class A Shares .............................................        $704            $1,843          $2,962          $5,674
Class B Shares .............................................        $738            $3,316          $5,466          $8,040
Class C Shares .............................................        $338            $  911          $1,608          $3,462
     You would pay the following expenses if you did not redeem your shares:
Class A Shares .............................................        $704            $1,843          $2,962          $5,674
Class B Shares .............................................        $238            $3,016          $5,266          $8,040
Class C Shares .............................................        $238            $  911          $1,608          $3,462

-------------

* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus in Japan.

     The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Advisors seek investments in large and mid-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. The target is to outperform the Tokyo Stock Price Index (TOPIX), although there is no guarantee that the Fund will do so.


     In assessing which investments to sell, the Advisors consider the following factors, among others:


     - whether the company continues to meet the Fund's criteria for an initial investment in a security; and


     - changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

     The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge currency and other risks by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner.

Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

     The Fund invests a significant portion of its assets in specific regions or countries. The Fund is therefore exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund invests a substantial portion of its assets in Japan.

     The Fund invests in the shares of large, well-established companies and smaller mid-sized companies. Investing in mid-sized companies poses unique risks. Mid-sized company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on mid-sized companies, since they lack a large company's financial resources to deal with setbacks. Mid-sized company managers may have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, mid-sized company stocks are typically less liquid than large company stocks.


     The Fund's ability to successfully use hedging techniques and derivative transactions, including currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

     To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------
     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

     The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

     In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------
PURCHASE PRICE
     The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                              CLASS A SALES
                             CHARGE AS % OF
                             --------------
                          OFFERING   NET AMOUNT   CLASS B       CLASS C
AMOUNT OF PURCHASE         PRICE      INVESTED  SALES CHARGE  SALES CHARGE
--------------------------------------------------------------------------------
Less than $50,000 ...      5.50%       5.82%        None         None
$50,000 - $99,999 ...      4.50%       4.71%        None         None
$100,000 - $249,999 .      3.50%       3.63%        None         None
$250,000 - $499,999 .      2.50%       2.56%        None         None
$500,000 - $999,999 .      2.00%       2.04%        None         None
$1,000,000 and over .      None        None         None         None
--------------------------------------------------------------------------------

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          --   A qualified retirement plan;

          --   A Flag Investors fund payroll savings plan program;

          -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                                    SALES CHARGE AS A
                                                PERCENTAGE OF THE DOLLAR
                                                AMOUNT SUBJECT TO CHARGE
                                                 (AS % OF COST OR VALUE)
                                       ------------------------------------------
                                           CLASS A       CLASS B      CLASS C
YEAR SINCE PURCHASE                     SALES CHARGE  SALES CHARGE  SALES CHARGE
---------------------------------------------------------------------------------
First .................................    1.00%*         5.00%         1.00%
Second ................................    0.50%*         4.00%         None
Third .................................    None           3.00%         None
Fourth ................................    None           3.00%         None
Fifth .................................    None           2.00%         None
Sixth .................................    None           1.00%         None
Seventh and Thereafter ................    None           None          None
---------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

     - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS

     The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.


     More information about taxes is in the Statement of Additional Information.

     Please contact your tax advisor if you have specific questions about federal, state and local income taxes.



ORGANIZATIONAL STRUCTURE

--------------------------------------------------------------------------------

     The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)


     The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

     Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (DWS) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.


     The Advisor receives an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.60% for Class A Shares; and 2.35% for Class B Shares and Class C Shares.


     The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.


     Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Investment GmbH (DWS Investment) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of $83.7 billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


     The primary subsidiary of DFH is DWS Investment. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."


     DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.


     On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


     Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


PORTFOLIO MANAGEMENT


     DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.


ADMINISTRATOR

--------------------------------------------------------------------------------

     Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


     This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.

     The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.). Class C Shares were not offered to the public prior to August 31, 1999.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                                            FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                            MONTHS ENDED          ENDED            ENDED(1)
                                                                            FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                               2000               1999              1998
                                                                            ------------      ------------     --------------
                                                                            (UNAUDITED)
   Net asset value at beginning of period ...........................           $20.12             $9.85             $12.50
                                                                                 -----             -----              -----
INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income) .............            (0.18)             0.00(2)           (0.07)
   Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding
      Deutsche Portfolio ............................................             9.40             10.27              (2.58)
                                                                                 -----             -----              -----
   Increase (decrease) from investment operations ...................             9.22             10.27              (2.65)
                                                                                 -----             -----              -----

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income .............................               --                --                 --
   Distributions from net realized gains ............................            (5.81)               --                 --
                                                                                 -----             -----              -----
   Total distributions ..............................................            (5.81)               --                 --
                                                                                 -----             -----              -----
   Net asset value at end of period .................................           $23.53          $  20.12            $  9.85
                                                                                 -----             -----              -----
                                                                                 -----             -----              -----
   TOTAL RETURN (BASED ON NET ASSET VALUE)(3) .......................            48.85%*          104.26%            (21.20)%*
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ................................           $4,156           $11,010            $    14
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4) ......................................................             1.60%**           1.60%              1.60%**
   Expenses in excess of income(4) ..................................            (1.29)%**         (1.29)%            (1.00)%**
   Portfolio turnover of corresponding Deutsche Portfolio ...........               78%*             133%                95%*

--------------------------------------------------------------------------------
(1) Commencement of operations 10/20/97
(2) Amount rounds to less than $0.01.
(3) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value.
    During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(4) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets ...............................         3.72%**       5.88%         454.24%**
         Expenses in excess of income to average net assets ...........        (3.41)%**     (5.57)%       (453.64)%**

 * Not annualized
** Annualized

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                          FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                          MONTHS ENDED          ENDED             ENDED(1)
                                                                          FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                              2000               1999              1998
                                                                          ------------      ------------     --------------
                                                                           (UNAUDITED)
   Net asset value at beginning of period ..........................         $ 24.58            $12.11             $12.50
                                                                             -------            ------             ------
INVESTMENT OPERATIONS:
   Expenses in excess of income ....................................           (0.22)            (0.12)             (0.01)
   Net realized and unrealized gain (loss) on investments,
      futures contracts and foreign currency allocated from
      corresponding Deutsche Portfolio .............................           11.48             12.59              (0.38)
                                                                             -------            ------             ------
   Increase (decrease) from investment operations ..................           11.26             12.47              (0.39)
                                                                             -------            ------             ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ............................              --                --                 --
   Distributions from net realized gains ...........................           (5.81)               --                 --
                                                                             -------            ------             ------
   Total distributions .............................................           (5.81)               --                 --
                                                                             -------            ------             ------
   Net asset value at end of period ................................         $ 30.03            $24.58             $12.11
                                                                             -------            ------             ------
                                                                             -------            ------             ------
   TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ......................           48.23%*          102.97%             (3.12)%*
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ...............................         $10,195            $4,604             $  283
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3) .....................................................            2.35%**           2.35%              2.35%**
   Expenses in excess of income(3) .................................           (1.93)%**         (1.74)%            (1.25)%**
   Portfolio turnover of corresponding Deutsche Portfolio ..........              78%*             133%                95%*

--------------
(1) Commencement of operations 8/10/98
(2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


          Expenses to average net assets ............................        4.65%**              14.99%            454.99%**
          Expenses in excess of income to average net assets ........       (4.23)%**            (14.38)%          (453.89)%**

 * Not annualized
** Annualized

                        DISTRIBUTOR
                        ICC DISTRIBUTORS, INC.



                        TRANSFER AGENT
                        INVESTMENT COMPANY CAPITAL CORP.
                        One South Street
                        Baltimore, Maryland 21202
                        1-800-553-8080



                        INDEPENDENT ACCOUNTANTS
                        PRICEWATERHOUSECOOPERS LLP
                        250 W. Pratt Street
                        Baltimore, Maryland 21201


                        CUSTODIAN
                        INVESTORS BANK & TRUST COMPANY
                        200 Clarendon Street
                        Boston, Massachusetts 02116


                        FUND COUNSEL
                        MORGAN, LEWIS & BOCKIUS LLP
                        1701 Market Street
                        Philadelphia, Pennsylvania 19103

                                    [LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-Registered Trademark-







  Flag Investors  -  P.O. Box 515  -  Baltimore, MD 21203  -  (800) 767-FLAG
                              www.flaginvestors.com
  --------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.


- The Fund's most recent annual and semiannual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8227                          JEFPRO (06/00)

                               [LOGO]

                                     TOP 50 ASIA
                                     (Formerly Deutsche Top 50 Asia)
                                     Class A Shares, Class B Shares and
                                     Class C Shares


                                     PROSPECTUS

                                     JUNE 1, 2000


The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION, AND AS A SECONDARY OBJECTIVE, REASONABLE DIVIDEND INCOME.


The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.



The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)


TABLE  OF  CONTENTS
-------------------


INVESTMENT SUMMARY...........................................1
FEES AND EXPENSES OF THE FUND................................3
INVESTMENT PROGRAM...........................................4
THE FUND'S NET ASSET VALUE...................................6
HOW TO BUY SHARES............................................6
HOW TO REDEEM SHARES.........................................7
TELEPHONE TRANSACTIONS.......................................7
SALES CHARGES................................................8
HOW TO CHOOSE THE CLASS THAT IS RIGHT
   FOR YOU..................................................10
DIVIDENDS AND TAXES.........................................10
ORGANIZATIONAL STRUCTURE....................................10
INVESTMENT ADVISOR AND SUB-ADVISOR..........................11
ADMINISTRATOR...............................................12
FINANCIAL HIGHLIGHTS........................................12

INVESTMENT SUMMARY
------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

     The Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Asian countries. The Fund generally owns equity securities of 50 companies. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:


   -  strong market position within their market;

   - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

   - high quality management with an orientation toward strong, long-term earnings;

   -  long-range strategic plans in place; and

   - generally publicly-held with broad distribution of financial information related to their operations.


RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of foreign investing in a particular country or region in the hope of achieving high capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Fund.


     STYLE RISK. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equity markets.


     FOREIGN INVESTING RISK. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Foreign securities may trade infrequently and be subject to greater price fluctuations than other securities.


     FOREIGN CURRENCY RISKS. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.


     RISKS OF INVESTING IN SPECIFIC REGIONS. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, the Fund is subject to greater currency risk and is more susceptible to adverse impact from negative economic events or actions of foreign governments in such countries or regions.


     RISKS OF INVESTING IN EMERGING MARKETS. To the extent that the Fund invests in emerging market countries, securities issued or traded in emerging markets generally entail greater risk than securities issued or traded in developed markets.


     NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


   CLASS A SHARES*
FOR YEARS ENDED DECEMBER 31,
  1998       1999
  9.12%      122.03%



*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 5.04%.


     During the two-year period shown in the bar chart, the highest return for a quarter was 38.92% (quarter ended 12/31/99) and the lowest return for a quarter was (19.84%) (quarter ended 6/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)



                                           MSCI PACIFIC                      MSCI PACIFIC
                                             EX-JAPAN                          EX-JAPAN
                                  1 YEAR     INDEX(3)    SINCE INCEPTION(1)    INDEX(3)
                                  -------  ------------  -----------------   ------------
Class A Shares(2)                 109.92%     43.20%           34.74%           13.04%

Class B Shares(2)                 115.58%     43.20%           63.65%           19.58%

----------------

1 Class A Shares: October 14, 1997
  Class B Shares: May 5, 1998

2 These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

3 The MSCI Pacific ex-Japan Index is a broad-based market index of Asia-Pacific (except Japan) equity securities.


     No performance information is provided for the Class C Shares because they have not been offered prior to the date of this Prospectus. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND
------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                       CLASS A        CLASS B        CLASS C
                                                                       SHARES         SHARES         SHARES
                                                                    INITIAL SALES  DEFERRED SALES  DEFERRED SALES
                                                                        CHARGE        CHARGE         CHARGE
                                                                     ------------  --------------  --------------
SHAREHOLDER FEES:
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                  5.50%         None            None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds, whichever is lower)           1.00%(1)      5.00%(2)        1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None          None            None
Redemption Fee                                                          None          None            None
Exchange Fee                                                            None          None            None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                          1.00%         1.00%           1.00%
Distribution and/or Service (12b-1) Fees(5)                             0.25%         1.00%           1.00%
Other Expenses                                                          2.25%         1.75%           0.84%
Total Annual Fund Operating Expenses (before fee waivers and expense
   reimbursements)                                                      3.50%         3.75%           2.84%
Total Fee Waivers and Reimbursements of Fund Expenses                   1.90%         1.40%           0.49%
Total Net Annual Fund Operating Expenses (after fee waivers and
   expense reimbursements)(6)                                           1.60%         2.35%           2.35%

-------------------

1 You will pay no sales charge on purchases of $1 million or more of Class A
  Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price.")


2 Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")


3 You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")


4 Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)


5 A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.


6 The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same during the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                                   -------         -------         -------         --------
Class A Shares                                                      $704            $1,398          $2,113          $3,998
Class B Shares                                                      $738            $1,318          $2,017          $3,824
Class C Shares                                                      $338              $834          $1,456          $3,131
     You would pay the following expenses if you
did not redeem your shares:
Class A Shares                                                      $704            $1,398          $2,113          $3,998
Class B Shares                                                      $238            $1,018          $1,817          $3,824
Class C Shares                                                      $238            $  834          $1,456          $3,131


------------------

  * Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.



     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investments in the Portfolio.



     The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Some of the countries in which the Fund invests may be considered emerging market countries.


     The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:


   -  strong market position within their market;


   - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

   - high quality management with an orientation toward strong, long-term earnings;

   -  long-range strategic plans in place; and


   - generally publicly-held with broad distribution of financial information related to their operations.


   These companies may have one or more of the following attributes:

   -  strong prospects for medium-term growth;

   - solid market position, with favorable financial performance and indicators; and

   - high quality management with an aim toward strong, long-term earnings with a strategic view of their companies and markets;


     Currently, a majority of the Fund's investments are in Japanese, Korean, Taiwanese, Hong Kong and Singapore companies. Consistent with the Fund's investment strategy, the Fund may invest in other Asian companies.



     The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

     The Advisors consider the geographic market focus of a company when considering it for investment.



     Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.



     In assessing which investments to sell, the Advisors consider the following factors, among others:



   - whether the company continues to meet the Fund's criteria for an initial investment in a security; and


   - changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.


     The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.


RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

     The Fund invests a significant portion of its assets in specific regions or countries in Asia. The Fund is therefore exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund invests a substantial portion of its assets in Japanese, Korean, Taiwanese, Hong Kong, and Singapore companies.

     To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     The Fund's ability to successfully use hedging techniques and derivative transactions, including currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

     To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
------------------------------------------------------------------------------

    The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.


     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.



     In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.



     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


     The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
-----------------------------------------------------------------------------

     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.


     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

   - If you are investing in an IRA account, your initial investment may be as low as $1,000.

   - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.


   - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.


   - There is no minimum investment requirement for qualified retirement plans such as 401(k), pen- sion or profit sharing plans.


INVESTING REGULARLY


     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.


     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value.

You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.



     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
-----------------------------------------------------------------------------

     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

   - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


   - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


   - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

   - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.


     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
-----------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.


     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.


     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
-----------------------------------------------------------------------------

PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                  CLASS A
                            SALES CHARGE AS % OF
                           -----------------------
                           OFFERING     NET AMOUNT       CLASS B       CLASS C
  AMOUNT OF PURCHASE         PRICE       INVESTED     SALES CHARGE   SALES CHARGE
  -------------------------------------------------------------------------------
Less than $50,000........    5.50%        5.82%           None           None
$50,000 - $99,999........    4.50%        4.71%           None           None
$100,000 - $249,999......    3.50%        3.63%           None           None
$250,000 - $499,999......    2.50%        2.56%           None           None
$500,000 - $999,999......    2.00%        2.04%           None           None
$1,000,000 and over......    None         None            None           None
----------------------------------------------------------------------------------

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

   - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

   - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

   - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.


   -  If you are buying shares in any of the following types of accounts:


      -- A qualified retirement plan;

      -- A Flag Investors fund payroll savings plan program;

      -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE


     You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                             SALES CHARGE AS A PERCENTAGE OF
                           THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                  (AS % OF COST OR VALUE)
                          ------------------------------------
                            CLASS A        CLASS B        CLASS C
YEAR SINCE PURCHASE       SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------
First                      1.00%*           5.00%          1.00%
Second                     0.50%*           4.00%          None
Third                       None            3.00%          None
Fourth                      None            3.00%          None
Fifth                       None            2.00%          None
Sixth                       None            1.00%          None
Seventh and Thereafter      None            None           None
---------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.


     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

      - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

      - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

      - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

      - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

      - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

      - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

      - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

      - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

         -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

         -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

      - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
-----------------------------------------------------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS


     The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

     The following summary is based on current tax laws, which may change.


     The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.



     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.



ORGANIZATIONAL STRUCTURE

-----------------------------------------------------------------------------


     The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)



     The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR AND SUB-ADVISOR
-----------------------------------------------------------------------------

     Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (DWS) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.



     The Advisor receives an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.



     The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of US $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.



     Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Investment GmbH (DWS Investment) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7 billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.



     The primary subsidiary of DFH is DWS Investment. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."



     DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.



     On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.



     Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.



PORTFOLIO MANAGEMENT



     DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

------------------------------------------------------------------------------


     Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


     The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.



     This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.


     The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.) Class C Shares were not offered to the public prior to August 31, 1999.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------------------------------


                                                                           FOR THE SIX       FOR THE YEAR       FOR THE PERIOD
                                                                           MONTHS ENDED          ENDED              ENDED(1)
                                                                           FEBRUARY 29,        AUGUST 31,         AUGUST 31,
                                                                               2000              1999                1998
                                                                           ------------      ------------       --------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period                                     $  18.79         $    8.18             $12.50
                                                                             ---------         ---------            -------
INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income)                          (0.09)            (0.10)              0.01
   Net realized and unrealized gain (loss) on investments,
      futures contracts and foreign currency allocated from
      corresponding Deutsche Portfolio                                            7.90             10.72              (4.33)
                                                                             ---------         ---------            -------
   Increase (decrease) from investment operations                                 7.81             10.62              (4.32)
                                                                             ---------         ---------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                                          (0.26)            (0.01)              --
   Distributions from net realized gains                                         (0.83)             --                 --
                                                                             ---------         ---------            -------
   Total distributions                                                           (1.09)            (0.01)              --
                                                                             ---------         ---------            -------
   Net asset value at end of period                                           $  25.51          $  18.79            $  8.18
                                                                             ---------         ---------            -------
                                                                             ---------         ---------            -------
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)                                       42.37%*          130.00%            (34.56)%*

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                          $ 36,358          $ 23,954            $    41

RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                                                    1.60%**           1.60%              1.60%**
   Net investment income (expenses in excess of income)(3)                       (1.13)%**         (0.34)%             0.15%**
   Portfolio turnover of corresponding Deutsche Portfolio                           28%*              51%                54%*


-------------------
  (1) Commencement of operations 10/14/97
  (2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

  (3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets                                           2.22%**           3.50%            247.05%**
         Expenses in excess of income to average net assets                      (1.75)%**         (2.24)%          (245.30)%**

  *Not annualized
 **Annualized

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
-----------------------------------------------------------------------------


                                                                           FOR THE SIX       FOR THE YEAR       FOR THE PERIOD
                                                                           MONTHS ENDED          ENDED              ENDED(1)
                                                                           FEBRUARY 29,        AUGUST 31,         AUGUST 31,
                                                                               2000              1999                1998
                                                                           ------------      ------------       --------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period                                       $21.21           $  9.28             $12.50
                                                                             ---------         ---------            -------
INVESTMENT OPERATIONS:
   Expenses in excess of income                                                  (0.15)            (0.12)             (0.02)
   Net realized and unrealized gain (loss) on investments,
      futures contracts and foreign currency allocated from
      corresponding Deutsche Portfolio                                            8.89             12.06              (3.20)
                                                                             ---------         ---------            -------
   Increase (decrease) from investment operations                                 8.74             11.94              (3.22)
                                                                             ---------         ---------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                                          (0.20)            (0.01)              --
   Distributions from net realized gains                                         (0.83)             --                 --
                                                                             ---------         ---------            -------
   Total distributions                                                           (1.03)            (0.01)              --
                                                                             ---------         ---------            -------
   Net asset value at end of period                                             $28.92            $21.21            $  9.28
                                                                             ---------         ---------            -------
                                                                             ---------         ---------            -------
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)                                       41.90%*          128.65%            (25.76)%*

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                            $8,124            $3,667            $    50

RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                                                    2.35%**           2.35%              2.35%**
   Expenses in excess of income(3)                                               (1.90)%**         (1.32)%            (0.51)%**
   Portfolio turnover of corresponding Deutsche Portfolio                        28%*              51%                54%*


-----------------
  (1) Commencement of operations 5/5/98
  (2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

  (3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:


         Expenses to average net assets                                           2.96%**           3.75%            247.80%**
         Expenses in excess of income to average net assets                      (2.51)%**         (2.72)%          (245.96)%**

  *Not annualized
 **Annualized

                                       DISTRIBUTOR
                                       ICC DISTRIBUTORS, INC.



                                       TRANSFER AGENT
                                       INVESTMENT COMPANY CAPITAL CORP.
                                       One South Street
                                       Baltimore, Maryland 21202
                                       1-800-553-8080



                                       INDEPENDENT ACCOUNTANTS
                                       PRICEWATERHOUSECOOPERS LLP
                                       250 W. Pratt Street
                                       Baltimore, Maryland 21201


                                       CUSTODIAN
                                       INVESTORS BANK & TRUST COMPANY
                                       200 Clarendon Street
                                       Boston, Massachusetts 02116


                                       FUND COUNSEL
                                       MORGAN, LEWIS & BOCKIUS LLP
                                       1701 Market Street
                                       Philadelphia, Pennsylvania 19103

                                       [LOGO]


      Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                              WWW.FLAGINVESTORS.COM

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8227                     TOP50APRO (06/00)

                                     [LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-

TOP 50 WORLD
(FORMERLY DEUTSCHE TOP 50 WORLD)
CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

Prospectus
June 1, 2000


The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION, AND AS A SECONDARY OBJECTIVE, REASONABLE DIVIDEND INCOME.

The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)


TABLE OF CONTENTS


Investment Summary ..........................................1

Fees and Expenses of the Fund ...............................3

Investment Program ..........................................4

The Fund's Net Asset Value ..................................6

How to Buy Shares ...........................................6

How to Redeem Shares ........................................7

Telephone Transactions ......................................8

Sales Charges ...............................................8

How to Choose the Class

   That is Right for You ...................................10

Dividends and Taxes ........................................11

Organizational Structure ...................................11

Investment Advisor and Sub-Advisor .........................11

Administrator ..............................................12

Financial Highlights .......................................12

INVESTMENT SUMMARY
-------------------------------------------------------------------------------
OBJECTIVES AND STRATEGIES

     The Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) with significant emphasis on North America, Europe and Asia. The Fund generally owns equity securities of 50 companies. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

     -  strong market position within their market;

     - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

     - high quality management with an orientation toward strong long-term earnings;

     -  long-range strategic plans in place; and

     - generally publicly-held with broad distribution of financial information related to their operations.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of foreign investing in a particular country or region in the hope of achieving high capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Fund.

     STYLE RISK. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Funds may underperform the international equity markets.

    FOREIGN INVESTING RISK. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Foreign securities may trade infrequently and be subject to greater price fluctuations than other securities.

     FOREIGN CURRENCY RISKS. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

     RISKS OF INVESTING IN SPECIFIC REGIONS. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, the Fund is subject to greater currency risk and is more susceptible to adverse impact from negative economic events or actions of foreign governments in such countries or regions.

     RISKS OF INVESTING IN EMERGING MARKETS. To the extent that the Fund invests in emerging market countries, securities issued or traded in emerging markets generally entail greater risk than securities issued or traded in developed markets.

     RISK RELATED TO COMPANY SIZE. The Fund invests in securities of mid-market capitalization companies that, as compared to larger companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital, which could cause the prices of these securities to vary, perhaps dramatically.

     NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                CLASS A SHARES*
                         FOR YEARS ENDED DECEMBER 31,

[Edgar Representation of Data Points Used in Printed Graphic]

1998     1999
27.71%   30.50%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 1.24%.

     During the two-year period shown in the bar chart, the highest return for a quarter was 23.20% (quarter ended 12/31/98) and the lowest return for a quarter was (11.89%) (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                                                                    MSCI                             MSCI
                                                                                    WORLD                            WORLD
                                                                       1 YEAR      INDEX(3)    SINCE INCEPTION(1)   INDEX(3)
                                                                       ------      --------    ------------------   --------
Class A Shares(2) ..............................................        23.34%      25.34%         21.49%           20.71%
Class B Shares(2) ..............................................        24.51%      25.34%         23.28%           19.88%

---------------------
(1) Class A Shares: October 2, 1997
    Class B Shares: May 4, 1998
(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(3) The MSCI World Index is a broad-based market index of foreign equity securities.

     No performance information is provided for the Class C Shares because they were not offered prior to the date of this Prospectus. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND
-------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                        CLASS A       CLASS B       CLASS C
                                                                                        SHARES         SHARES       SHARES
SHAREHOLDER FEES:                                                                    INITIAL SALES DEFERRED SALES DEFERRED SALES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                            CHARGE         CHARGE        CHARGE
                                                                                     ------------- -------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ........................................           5.50%        None         None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds,whichever is lower) ..................            1.00%(1)     5.00%(2)     1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...................            None        None         None
Redemption Fee ................................................................            None        None         None
Exchange Fee ..................................................................            None        None         None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee ................................................................           1.00%       1.00%        1.00%
Distribution and/or Service (12b-1) Fees(5) ...................................           0.25%       1.00%        1.00%
Other Expenses ................................................................           9.31%      10.29%        1.37%
                                                                                         -----       -----        -----

Total Annual Fund Operating Expenses (before fee waivers and
   expense reimbursements) ....................................................          10.56%      12.29%        3.37%
Total Fee Waivers and Reimbursements of Fund Expenses .........................           8.96%       9.94%        1.02%
                                                                                         -----       -----        -----

Total Net Annual Fund Operating Expenses (after fee waivers and
   expense reimbursements)(6) .................................................           1.60%       2.35%        2.35%
                                                                                         -----       -----        -----
                                                                                         -----       -----        -----

------------------------------------------------------------------------------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price.")

(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                                   -------         -------         -------         --------
Class A Shares ..............................................       $704            $2,654          $4,394          $7,964
Class B Shares ..............................................       $738            $2,881          $4,794          $8,223
Class C Shares ..............................................       $338            $  941          $1,668          $3,589
     You would pay the following expenses if you did not redeem your shares:
Class A Shares ..............................................       $704            $2,654          $4,394          $7,964
Class B Shares ..............................................       $238            $2,581          $4,594          $8,223
Class C Shares ..............................................       $238            $  941          $1,668          $3,589

-------------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

     INVESTMENT PROGRAM
------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) with significant emphasis on North America, Europe and Asia. European countries include those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, Czech Republic and Hungary. Asian equity securities are those of companies domiciled or with a business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Some of the countries in which the Fund invests may be considered emerging market countries.

     The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

     -  strong market position within their market;

     - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

     - high quality management with an orientation toward strong, long-term earnings;

     -  long-range strategic plans in place; and

     - generally publicly-held with broad distribution of financial information related to their operations.

     The Fund seeks international diversification, although there is no specific percentage limit on investments in a single country.

     The Fund invests in companies with a strong market position that are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

     -  strong population growth in emerging markets;

     - aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;

     -  transition to an information and communications society;

     -  growing demand for brand names;

     -  growing oil/energy consumption worldwide.

     The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and main-tain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

     The Advisors will consider the geographic market focus of a company when considering it for investment.

     Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

     In assessing which investments to sell, the Advisors consider the following factors, among others:

     - whether the company continues to meet the Fund's criteria for an initial investment in a security; and

     - changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

     The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

     The Fund invests a significant portion of its assets in specific regions or countries. The Fund is therefore exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund has invested a portion of its assets in Asia.

     To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     The Fund invests in the shares of large, well-established companies and smaller mid-sized companies. Investing in mid-sized companies poses unique risks. Mid-sized company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on mid-sized companies, since they lack a large company's financial resources to deal with setbacks. Mid-sized company managers may have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, mid-sized company stocks are typically less liquid than large company stocks.

     The Fund's ability to successfully use hedging techniques and derivative transactions, including currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

     To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

     THE FUND'S NET ASSET VALUE
------------------------------------------------------------------------------

     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business, but no earlier than the latest close of regular trading that day on any European securities exchange on which the Fund's portfolio securities may trade. While regular trading on the New York Stock Exchange ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

     In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem shares.

     HOW TO BUY SHARES
------------------------------------------------------------------------------
     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

     HOW TO REDEEM SHARES
------------------------------------------------------------------------------
     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

     TELEPHONE TRANSACTIONS
------------------------------------------------------------------------------
     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

     SALES CHARGES
------------------------------------------------------------------------------
     PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                           CLASS A SALES
                          CHARGE AS % OF
------------------------------------------------------------------------------

                        OFFERING   NET AMOUNT    CLASS B       CLASS C
AMOUNT OF PURCHASE       PRICE     INVESTED    SALES CHARGE  SALES CHARGE
------------------------------------------------------------------------------
Less than $50,000         5.50%      5.82%        None           None
$50,000 - $99,999         4.50%      4.71%        None           None
$100,000 - $249,999       3.50%      3.63%        None           None
$250,000 - $499,999       2.50%      2.56%        None           None
$500,000 - $999,999       2.00%      2.04%        None           None
$1,000,000 and over       None       None         None           None
------------------------------------------------------------------------------

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affili-

        ates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -  If you are buying shares in any of the following types of accounts:
        --   A qualified retirement plan;
        --   A Flag Investors fund payroll savings plan program;
        --   A fiduciary or advisory account with a bank, bank trust
        department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE
     You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                      SALES CHARGE AS A PERCENTAGE OF THE
                         DOLLAR AMOUNT SUBJECT TO CHARGE
                             (AS % OF COST OR VALUE)
------------------------------------------------------------------------------

                        CLASS A SALES   CLASS B SALES   CLASS C SALES
YEAR SINCE PURCHASE        CHARGE          CHARGE          CHARGE
------------------------------------------------------------------------------
First                      1.00%*           5.00%            1.00%
Second                     0.50%*           4.00%            None
Third                       None            3.00%            None
Fourth                      None            3.00%            None
Fifth                       None            2.00%            None
Sixth                       None            1.00%            None
Seventh and Thereafter      None            None             None
------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

        -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

        -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

     - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
------------------------------------------------------------------------------
     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS

     The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

     DIVIDENDS AND TAXES
------------------------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS
     The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.

     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

ORGANIZATIONAL STRUCTURE
------------------------------------------------------------------------------

     The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)

     The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR AND SUB-ADVISOR
------------------------------------------------------------------------------

     Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (DWS) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

     The Advisor receives an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

     The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of US $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

     Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Investment GmbH (DWS Investment) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7 billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

     The primary subsidiary of DFH is DWS Investment. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

     DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for 1, 3, and 5-year periods; 1995: best fund manager for 1, 3, and 5-year periods; 1996: best fund manager for 3 and 5-year periods; 1997: best fund manager for 3 and 5-year periods; 1998: best fund manager for 1, 3 and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

     On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

PORTFOLIO MANAGEMENT

     DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR
------------------------------------------------------------------------------
     Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
     The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

     This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.

     The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.) Class C Shares were not offered to the public prior to August 31, 1999.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------------------------------

                                                                          FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                             2000               1999              1998
                                                                         -------------      -------------    ---------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period                                    $17.35              $12.35           $12.50
                                                                             ------              ------           ------
INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income)                       (0.06)               0.01             0.01
   Net realized and unrealized gain (loss) on investments,
      futures contracts and foreign currency allocated from
      corresponding Deutsche Portfolio                                         2.49                5.18            (0.16)
                                                                             ------              ------           ------
   Increase (decrease) from investment operations                              2.43                5.19            (0.15)
                                                                             ------              ------           ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                                          --               (0.00)(2)           --
   Distributions from net realized gains                                      (0.16)              (0.19)              --
                                                                             ------              ------           ------
   Total distributions                                                        (0.16)              (0.19)              --
                                                                             ------              ------           ------
   Net asset value at end of period                                          $19.62              $17.35           $12.35
                                                                             ------              ------           ------
                                                                             ------              ------           ------
   TOTAL RETURN (BASED ON NET ASSET VALUE)(3)                                 14.06%*             42.19%           (1.20)%*

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                         $3,350              $2,776             $181

RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)                                                                 1.60%**             1.60%            1.60%**
   Net investment income (expenses in excess of income)(4)                    (0.68)%**            0.13%            0.13%**
   Portfolio turnover of corresponding Deutsche Portfolio                        51%*                79%             125%*

-------------------
(1) Commencement of operations 10/2/97
(2) Amount rounds to less than $0.01.
(3) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(4) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

         Expenses to average net assets .................................     6.19%**             10.56%          127.49%**
         Net investment income (expenses in excess of income)
          to average net assets .........................................    (5.27)%**            (8.83)%        (125.76)%**

  *  Not annualized
  ** Annualized

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT
EACH PERIOD.
------------------------------------------------------------------------------

                                                                          FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                             2000               1999              1998
                                                                         -------------      -------------    ---------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period ..............................     $15.43              $11.08           $12.50
                                                                             ------              ------           ------
INVESTMENT OPERATIONS:
   Expenses in excess of income ........................................      (0.11)              (0.02)           (0.01)
   Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding
      Deutsche Portfolio ...............................................       2.20                4.56            (1.41)
                                                                             ------              ------           ------
   Increase (decrease) from investment operations ......................       2.09                4.54            (1.42)
                                                                             ------              ------           ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ................................       --                 (0.00)(2)          --
   Distributions from net realized gains ...............................      (0.16)              (0.19)             --
                                                                             ------              ------           ------
   Total distributions .................................................      (0.16)              (0.19)             --
                                                                             ------              ------           ------
   Net asset value at end of period ....................................     $17.36              $15.43           $11.08
                                                                             ------              ------           ------
                                                                             ------              ------           ------
   TOTAL RETURN (BASED ON NET ASSET VALUE)(3) ..........................      13.60%*             41.14%          (11.36)%*
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ...................................     $2,453              $2,131              $90
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4) .........................................................       2.35%**             2.35%            2.35%**
   Expenses in excess of income(4) .....................................      (1.43)%**           (0.64)%          (0.84)%**
   Portfolio turnover of corresponding Deutsche Portfolio ..............         51%*                79%             125%*

-------------------
  (1) Commencement of operations 5/4/98
  (2) Amount rounds to less than $0.01.
  (3) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  (4) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

         Expenses to average net assets ............................          6.90%**             12.29%          128.24%**
         Net investment income (expenses in excess of income)
            to average net assets ..................................         (5.98)%**           (10.58)%        (126.73)%**

  * Not annualized
 ** Annualized

                             DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.


                             TRANSFER AGENT
                             INVESTMENT COMPANY CAPITAL CORP.
                             One South Street
                             Baltimore, Maryland 21202
                             1-800-553-8080


                             INDEPENDENT ACCOUNTANTS
                             PRICEWATERHOUSECOOPERS LLP
                             250 W. Pratt Street
                             Baltimore, Maryland 21201


                             CUSTODIAN
                             INVESTORS BANK & TRUST COMPANY
                             200 Clarendon Street
                             Boston, Massachusetts 02116


                             FUND COUNSEL
                             MORGAN, LEWIS & BOCKIUS LLP
                             1701 Market Street
                             Philadelphia, Pennsylvania 19103

                            [LOGO]
                         FLAG INVESTORS
        INVESTING WITH A DIFFERENCE-Registered Trademark-



Flag Investors  -   P.O. Box 515  -   Baltimore, MD 21203  -   (800) 767-FLAG
                          www.flaginvestors.com

------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8227                     TOP50WPRO (06/00)

                                     [LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-Registered Trademark-

                               TOP 50 US
                               (FORMERLY DEUTSCHE TOP 50 US)
                               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES


                               Prospectus
                               June 1, 2000



The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION, AND AS A SECONDARY OBJECTIVE, REASONABLE DIVIDEND INCOME.


The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)


TABLE OF CONTENTS
-----------------
Investment Summary ..........................................1
Fees and Expenses of the Fund ...............................2
Investment Program ..........................................3
The Fund's Net Asset Value ..................................4
How to Buy Shares ...........................................5
How to Redeem Shares ........................................6
Telephone Transactions ......................................6
Sales Charges ...............................................7
How to Choose the Class
   That Is Right for You ....................................8
Dividends and Taxes .........................................9
Organizational Structure ....................................9
Investment Advisor and Sub-Advisor ..........................9
Administrator ..............................................10
Financial Highlights .......................................11

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

       The Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of U.S. companies. The Fund generally owns equity securities of 50 companies. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:


       -      strong market position within their market;

       - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

       - high quality management with an orientation toward strong, long-term earnings;

       -      long-range strategic plans in place; and

       - generally publicly-held with broad distribution of financial information related to their operations.

RISK PROFILE

       The Fund may be suited for you if you are willing to accept the risks and uncertainties of the stock markets in the hope of achieving high capital appreciation, and secondarily, reasonable dividend income.

       GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Fund.

       STYLE RISK. As with any investment strategy, the investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one sector of the stock market, the Fund may underperform other sectors or the market as a whole.

       NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.

       If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

       The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                         FOR YEARS ENDED DECEMBER 31,


        [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

1998          1999

33.88%        28.01%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 1.88%.

       During the two-year period shown in the bar chart, the highest return for a quarter was 27.37% (quarter ended 12/31/98) and the lowest return for a quarter was (11.04%) (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                                 S&P          SINCE          S&P
                                    1 YEAR   500 INDEX(3)  INCEPTION(1)  500 INDEX(3)
                                    ------   ------------  ------------  ------------
Class A Shares(2).............      20.98%      21.04%        24.86%        23.27%
Class B Shares(2).............      22.01%      21.04%        23.55%        19.50%
Class C Shares(2).............      25.61%      21.04%        44.78%        39.83%


----------------
(1) Class A Shares: October 2, 1997
    Class B Shares: March 18, 1998

    Class C Shares: September 2, 1998.

(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(3) The Standard & Poor's (S&P) 500 Index is a broad-based market index of U.S. equity securities.


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                    CLASS A         CLASS B          CLASS C
                                                                                    SHARES          SHARES           SHARES
                                                                                 INITIAL SALES      DEFERRED         DEFERRED
                                                                                    CHARGE        SALES CHARGE     SALES CHARGE
                                                                                 -------------    ------------     ------------
SHAREHOLDER FEES:
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price) .........................................................         5.50%            None             None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
   price or redemption proceeds, whichever is lower) .......................         1.00%(1)         5.00%(2)         1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................         None             None             None
Redemption Fee .............................................................         None             None             None
Exchange Fee ...............................................................         None             None             None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee .............................................................         0.85%            0.85%            0.85%
Distribution and/or Service (12b-1) Fees(5) ................................         0.25%            1.00%            1.00%
                                                                                     -----            -----            -----
Other Expenses .............................................................         4.61%            4.98%            5.30%
                                                                                     -----            -----            -----
Total Annual Fund Operating Expenses (before fee waivers and
   expense reimbursement) ..................................................         5.71%            6.83%            7.15%
Total Fee Waivers and Reimbursement of Fund Expenses .......................         4.56%            4.93%            5.25%
                                                                                     -----            -----            -----
Total Net Annual Fund Operating Expenses (after fee waivers and
   expense reimbursements)(6) ..............................................         1.15%            1.90%            1.90%
                                                                                     -----            -----            -----
                                                                                     -----            -----            -----


------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price.")

(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B shares convert automatically to Class A shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:

       This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

       The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                                   -------         -------         --------        --------
Class A Shares ................................................     $661           $1,774          $2,871           $5,546
Class B Shares ................................................     $693           $1,876          $3,108           $5,756
Class C Shares ................................................     $293           $1,636          $3,017           $6,219

    You would pay the following expenses if you did not redeem your shares:

Class A Shares ................................................     $661           $1,774          $2,871           $5,546
Class B Shares ................................................     $193           $1,576          $2,908           $5,756
Class C Shares ................................................     $193           $1,636          $3,017           $6,219



-----------------

* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.


       Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of U.S. companies. The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

       -      strong market position within their market;

       - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

       - high quality management with an orientation toward strong, long-term earnings;

       -      long-range strategic plans in place; and

       - generally publicly-held with broad distribution of financial information related to their operations.


       These companies are located or headquartered in the United States, but may also conduct a substantial part of their business outside the U.S. The Advisors emphasize investments in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. The Advisors believe these companies are aggressive and tenacious, and are generally referred to as "Bulldogs." These companies are leading-edge U.S. corporations and have a "no-holds-barred" attitude geared toward market share dominance.

       In selecting investments, the Advisors will also emphasize the market valuation of a company's earnings (i.e., price/earnings or P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends is also an important factor in the portfolio management process.


     In assessing which investments to sell, the Advisors consider the following factors, among others:

       - negative changes in those attributes used by the Advisors to assess whether a company is of outstanding quality, as described above;

       -      a negative change in a company's earnings growth;

       - if the size of a particular holding is too large relative to the Fund's overall holdings; and

       -      whether the target price of a particular holding has been met.

       The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled, have their primary stock market listings or conduct a substantial part of their business.


       The Advisors consider the geographic market focus of the Fund when considering companies for investment. Specifically, the Advisors assess the level of operations that various companies currently held by the Fund have in a country or region, and whether further investment in that region or country is desirable.

       Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and warrants. The Fund may invest only in publicly traded securities and may participate in initial public offerings from time to time.

       The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

RISK CONSIDERATIONS

       An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

       As the Advisors allocate more of the Fund's portfolio holdings to a particular sector of the stock market, the Fund's performance becomes more susceptible to negative economic, business or other developments that generally affect that sector. In the event of such negative developments, the Fund may underperform other sectors of the stock market or the market as a whole.

       The Fund's ability to successfully use hedging techniques and derivative contracts, including futures, options, warrants and currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

       To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

       The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

       The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value is calculated by subtract-ing the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

       In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

       You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day the price you pay or receive will be based on the next Business Day's net asset value per share.

       The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

       You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

       You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

       Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

       - If you are investing in an IRA account, your initial investment may be as low as $1,000.

       - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

       - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

       - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

       You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

       AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

       DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


       SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

       You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

       Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

       - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

       - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

       - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.


       - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

       Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

       If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

       If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

       If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

       The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

       During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

       If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

PURCHASE PRICE

       The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                            CLASS A SALES
                            CHARGE AS % OF
                        -----------------------

                        OFFERING     NET AMOUNT      CLASS B        CLASS C
AMOUNT OF PURCHASE        PRICE       INVESTED    SALES CHARGE    SALES CHARGE
--------------------------------------------------------------------------------
Less than $50,000......   5.50%         5.82%     None                None
$50,000 - $99,999......   4.50%         4.71%     None                None
$100,000 - $249,999....   3.50%         3.63%     None                None
$250,000 - $499,999....   2.50%         2.56%     None                None
$500,000 - $999,999....   2.00%         2.04%     None                None
$1,000,000 and over....   None          None      None                None
--------------------------------------------------------------------------------

       Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

       The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

       RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

       LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

       PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

       - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

       - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

       - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

       - If you are buying shares in any of the following types of accounts:

              -      A qualified retirement plan;

              -      A Flag Investors fund payroll savings plan program;

              - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

       You may exchange Class A, B or C Shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

       You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

       The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                             SALES CHARGE AS A PERCENTAGE OF THE DOLLAR
                                      AMOUNT SUBJECT TO CHARGE
                                       (AS % OF COST OR VALUE)
                      ----------------------------------------------------------
                           CLASS A       CLASS B        CLASS C
YEAR SINCE PURCHASE     SALES CHARGE  SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------
First ...................  1.00%*         5.00%         1.00%
Second ..................  0.50%*         4.00%         None
Third ...................  None           3.00%         None
Fourth ..................  None           3.00%         None
Fifth ...................  None           2.00%         None
Sixth ...................  None           1.00%         None
Seventh and Thereafter ..  None           None          None
--------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

       DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

       - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

       - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

       - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

       - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

       WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

       - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

       - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

       - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

       - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

              - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

              - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

       - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

       AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------
       Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

       If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

       If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

       If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

       Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.


DISTRIBUTION PLANS

       The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

       The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

       The following summary is based on current tax laws, which may change.

       The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.


     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------


       The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)


       The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

       Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. Deutsche Asset Management, Inc. (DeAM, Inc.) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for

DeAM, Inc. is 885 Third Avenue, 32nd Floor, New York, New York 10022.


       The Advisor receives an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.15% for Class A Shares; 1.90% for Class B Shares; and 1.90% for Class C Shares.


       The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of US $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.


       On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


       Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DeAM, Inc. may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


PORTFOLIO MANAGERS


       Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. Each portfolio manager has served as manager of the Portfolio since October 1999.


       Mr. Leo Grohowski has been a Vice President of DeAM, Inc. since July 1999. Mr. Grohowski joined Bankers Trust in 1996, where he has served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is Chief Investment Officer of Bankers Trust Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of $22.5 billion as of June 30, 1999. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.


       Mr. Owen Fitzpatrick has been a Vice President of DeAM, Inc. since March 2000. Mr. Fitzpatrick has 13 years experience in investment management. He joined Bankers Trust in 1995 as Director and Portfolio Manager for Bankers Trust Private Banking and co-head of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of $1 billion as of June 30, 1999. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.


ADMINISTRATOR

--------------------------------------------------------------------------------

       Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

       The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


       This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.

       The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                                        FOR THE SIX        FOR THE YEAR    FOR THE PERIOD
                                                                        MONTHS ENDED           ENDED           ENDED(1)
                                                                        FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                            2000               1999             1998
                                                                        ------------       ------------    --------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period ........................         $17.89             $12.62           $12.50
                                                                           ------             ------           ------
INVESTMENT OPERATIONS:

   Expenses in excess of income ..................................          (0.08)             (0.08)           (0.03)
   Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding
      Deutsche Portfolio .........................................           3.17               5.35             0.15
                                                                           ------             ------           ------
   Increase (Decrease) from Investment Operations ................           3.09               5.27             0.12
                                                                           ------             ------           ------

DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income ..........................             --                 --               --

   Distributions from net realized gains .........................             --                 --               --
                                                                           ------             ------           ------
   Total distributions ...........................................             --                 --               --
                                                                           ------             ------           ------
   Net asset value at end of period ..............................         $20.98             $17.89           $12.62
                                                                           ------             ------           ------
                                                                           ------             ------           ------

TOTAL RETURN (BASED ON NET ASSET VALUE)(2) .......................          17.27%*            41.76%            0.96%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) .............................         $4,350             $3,370           $2,056

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ...................................................           1.50%**            1.50%            1.50%**

   Expenses in excess of income(3) ...............................          (0.80)%**          (0.52)%          (0.44)%**

   Portfolio turnover of corresponding Deutsche Portfolio ........             30%*               58%              24%*


-----------------
  (1) Commencement of operations 10/2/97
  (2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

  (3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

           Expenses to average net assets ...................................       5.05%**           5.71%             11.58%**
           Expenses in excess of income to average net assets ...............      (4.35)%**         (4.73)%           (10.52)%**

   *  Not annualized

   ** Annualized

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                                                        FOR THE SIX        FOR THE YEAR    FOR THE PERIOD
                                                                        MONTHS ENDED           ENDED           ENDED(1)
                                                                        FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                            2000               1999             1998
                                                                        ------------       ------------    --------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period ........................         $15.44             $10.96           $12.50
                                                                           ------             ------           ------
INVESTMENT OPERATIONS:

   Expenses in excess of income ..................................          (0.12)             (0.12)           (0.06)
   Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding
      Deutsche Portfolio .........................................           2.71               4.60            (1.48)
                                                                           ------             ------           ------
   Increase (Decrease) from Investment Operations ................           2.59               4.48            (1.54)
                                                                           ------             ------           ------

DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income ..........................             --                 --               --

   Distributions from net realized gains .........................             --                 --               --
                                                                           ------             ------           ------
   Total distributions ...........................................             --                 --               --
                                                                           ------             ------           ------
   Net asset value at end of period ..............................         $18.03             $15.44           $10.96
                                                                           ------             ------           ------
                                                                           ------             ------           ------

   TOTAL RETURN (BASED ON NET ASSET VALUE)(2).....................          16.77%*            40.88%          (12.32)%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) .............................         $3,436             $2,764          $   436

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ...................................................           2.25%**            2.25%            2.25%**

   Expenses in excess of income(3) ...............................          (1.54)%**          (1.30)%          (1.35)%**

   Portfolio turnover of corresponding Deutsche Portfolio ........             30%*               58%              24%*


-----------------
  (1) Commencement of operations 3/18/98

  (2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

  (3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

         Expenses to average net assets ......................................     5.80%**           6.83%             12.33%**
         Expenses in excess of income to average net assets ..................    (5.09)%**         (5.88)%           (11.43)%**

   *  Not annualized

   ** Annualized

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A CLASS C SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------


                                                                                    FOR THE SIX     FOR THE PERIOD
                                                                                    MONTHS ENDED         ENDED(1)
                                                                                    FEBRUARY 29,       AUGUST 31,
                                                                                        2000              1999
                                                                                    ------------    --------------
                                                                                    (UNAUDITED)
   Net asset value at beginning of period ...................................         $16.83             $12.50
                                                                                      ------             ------
INVESTMENT OPERATIONS:

   Expenses in excess of income .............................................          (0.12)             (0.09)
   Net realized and unrealized gain on investments, futures contracts and
      foreign currency allocated from corresponding Deutsche Portfolio ......           2.96               4.42
                                                                                      ------             ------
   Increase from investment operations ......................................           2.84               4.33
                                                                                      ------             ------
DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income .....................................             --                 --

   Distributions from net realized gains ....................................             --                 --
                                                                                      ------             ------
   Total distributions ......................................................             --                 --
                                                                                      ------             ------
   Net asset value at end of period .........................................         $19.67             $16.83
                                                                                      ------             ------
                                                                                      ------             ------
   TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ...............................          16.87%*            34.64%*

RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's) ........................................           $208               $136

RATIOS TO AVERAGE NET ASSETS:

   Expenses(3) ..............................................................           2.25%**            2.25%**

   Expenses in excess of income(3) ..........................................          (1.55)%**          (1.31)%**

   Portfolio turnover of corresponding Deutsche Portfolio ...................             30%*               58%*


-----------------

  (1) Commencement of operations 9/2/98
  (2) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  (3) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

         Expenses to average net assets ................................................             5.78%**            7.15%**
         Expenses in excess of income to average net assets ............................            (5.08)%**          (6.21)%**

   *  Not annualized
   ** Annualized

                             DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.


                             ADMINISTRATOR AND TRANSFER AGENT
                             INVESTMENT COMPANY CAPITAL CORP.
                             One South Street
                             Baltimore, Maryland 21202
                             1-800-553-8080


                             INDEPENDENT ACCOUNTANTS
                             PRICEWATERHOUSECOOPERS LLP
                             250 W. Pratt Street
                             Baltimore, Maryland 21201

                             CUSTODIAN
                             INVESTORS BANK & TRUST COMPANY
                             200 Clarendon Street
                             Boston, Massachusetts 02116

                             FUND COUNSEL
                             MORGAN, LEWIS & BOCKIUS LLP
                             1701 Market Street
                             Philadelphia, Pennsylvania 19103

                                     [LOGO]
                                 FLAG INVESTORS
                INVESTING WITH A DIFFERENCE-Registered Trademark-






Flag Investors   -   P.O. Box 515   -   Baltimore, MD 21203   -   (800) 767-FLAG
                              www.flaginvestors.com
--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8227                      TOP50USPRO (06/00)

[LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-



                              TOP 50 EUROPE
                              (FORMERLY DEUTSCHE TOP 50 EUROPE)
                              CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

                              PROSPECTUS
                              JUNE 1, 2000




The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS HIGH CAPITAL APPRECIATION, AND AS A SECONDARY OBJECTIVE, REASONABLE DIVIDEND INCOME.

The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio.


The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (Refer to the section on sales charges.)




TABLE OF CONTENTS

Investment Summary ..........................................1
Fees and Expenses of the Fund ...............................3
Investment Program ..........................................4

The Fund's Net Asset Value ..................................6

How to Buy Shares ...........................................6
How to Redeem Shares ........................................7
Telephone Transactions ......................................7
Sales Charges ...............................................8
How to Choose the Class That is Right for You ..............10
Dividends and Taxes ........................................10

Organizational Structure ...................................10

Investment Advisor and Sub-advisor .........................11

Administrator ..............................................12
Financial Highlights .......................................12

INVESTMENT SUMMARY
-------------------------------------------------------------------------------
OBJECTIVES AND STRATEGIES

     The Fund seeks high capital appreciation, and as a secondary objective, reasonable dividend income through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus in Europe. The Fund generally owns equity securities of 50 companies. The Fund's investment advisor and sub-advisor (the "Advisors") seek investments in companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:


     -    strong market position within their market;

     - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

     - high quality management with an orientation toward strong, long-term earnings;

     -    long-range strategic plans in place; and

     - generally publicly-held with broad distribution of financial information related to their operations.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of foreign investing in a particular country or region in the hope of achieving high capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Fund.

     STYLE RISK. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Funds may underperform the international equity markets.

     FOREIGN INVESTING RISK. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Foreign securities may trade infrequently and be subject to greater price fluctuations than other securities.

     FOREIGN CURRENCY RISKS. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

     RISKS OF INVESTING IN SPECIFIC REGIONS. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, the Fund is subject to greater currency risk and is more susceptible to adverse impact from negative economic events or actions of foreign governments in such countries or regions.

     RISK RELATED TO COMPANY SIZE. The Fund invests in securities of mid-market capitalization companies that, as compared to larger companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital, which could cause the prices of these securities to vary, perhaps dramatically.


     NON-DIVERSIFICATION RISKS. The Fund is non-diversified. As compared to a diversified fund, the Fund is allowed to invest a higher percentage of its assets in just a few issuers. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's performance. The Fund generally attempts to maintain exposure to 50 issuers.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE
----------------
     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


[CHART]

                                CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the return for Class A Shares was 6.87%.


     During the two-year period shown in the bar chart, the highest return for a quarter was 22.91% (quarter ended 12/31/99) and the lowest return for a quarter was (20.60%) (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)


                                               MSCI                      MSCI
                                              EUROPE       SINCE        EUROPE
                                  1 YEAR      INDEX(3)   INCEPTION(1)   INDEX(3)
                                  ------      -------    -----------    --------
Class A Shares(2) ............    13.90%      16.23%         9.75%      19.76%
Class B Shares(2) ............    14.55%      16.23%         6.35%      13.32%
Class C Shares(2) ............    18.54%      16.23%        18.78%      23.64%
-----------------


(1)  Class A Shares: October 2, 1997


     Class B Shares: March 30, 1998


     Class C Shares: September 2, 1998


(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.


(3) The MSCI Europe Index is a broad-based market index of European equity securities.

FEES AND EXPENSES OF THE FUND
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                        CLASS A       CLASS B          CLASS C
                                                                                        SHARES         SHARES            SHARES
SHAREHOLDER FEES:                                                                   INITIAL SALES   DEFERRED SALES  DEFERRED SALES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                            CHARGE         CHARGE            CHARGE
                                                                                    -------------   --------------  ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price) ..............................................................        5.50%           None             None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
   price or redemption proceeds, whichever is lower) ............................        1.00%(1)        5.00%(2)         1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .....................        None            None             None
Redemption Fee ..................................................................        None            None             None
Exchange Fee ....................................................................        None            None             None

ANNUAL FUND OPERATING EXPENSES(4):
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee ..................................................................        1.00%           1.00%            1.00%
Distribution and/or Service (12b-1) Fees(5) .....................................        0.25%           1.00%            1.00%
Other Expenses ..................................................................        3.48%           3.39%            3.97%
                                                                                         -----           -----            -----
Total Annual Fund Operating Expenses (before fee waivers and
   expense reimbursements) ......................................................        4.73%           5.39%            5.97%
Total Fee Waivers and Reimbursements of Fund Expenses ...........................        3.13%           3.04%            3.62%
                                                                                         -----           -----            -----
Total Net Annual Fund Operating Expenses (after fee waivers and
   expense reimbursements)(6) ...................................................        1.60%           2.35%            2.35%
                                                                                         =====           =====            =====

----------------------------------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares. However, you may pay a contingent deferred sales charge when you redeem your shares unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price.")
(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)
(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through June 1, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)."

EXAMPLE:
     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                   1 YEAR*         3 YEARS         5 YEARS         10 YEARS
                                                                   -------         -------         -------         --------
Class A Shares ..........................................           $704            $1,631          $2,563          $4,914
Class B Shares ..........................................           $738            $1,640          $2,634          $4,948
Class C Shares ..........................................           $338            $1,452          $2,642          $5,519
     You would pay the following expenses if you did not redeem your shares:
Class A Shares ..........................................           $704            $1,631          $2,563          $4,914
Class B Shares ..........................................           $238            $1,340          $2,434          $4,948
Class C Shares ..........................................           $238            $1,452          $2,642          $5,519


---------------------------------------------------------------------------------------------------------------------------


 * Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus in European countries, including those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, Czech Republic and Hungary.

     The Fund's Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) There can be no guarantee that the Fund will achieve its goals.

     The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

     -    strong market position within their market;

     - profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

     - high quality management with an orientation toward strong, long-term earnings;

     -    long-range strategic plans in place; and

     - generally publicly-held with broad distribution of financial information related to their operations.


     The Advisors seek to select companies with above-average potential for capital appreciation. The Advisors emphasize investments in companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.


     The Advisors target companies which are well positioned to take advantage of the introduction of the single European currency. The Advisors focus on stocks which meet their high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

     The advent of the European Monetary Union (EMU) has increased the importance of the European equity markets and allowed a broader allocation of investments among many countries rather than focusing investments in historically stable countries. The Fund tends to have a heavier weighting of its assets in German issuers, although this can change.

     The Advisors may also select companies that have restructuring potential along with strong value-oriented management strategies.

     The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.


     The Advisors consider the geographic market focus of a company when considering it for investment.


     Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.


   In assessing which investments to sell, the Advisors consider the following factors, among others:


     - whether the company continues to meet the Fund's criteria for an initial investment in a security; and


     - changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.


     The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

     The Fund invests a significant portion of its assets in specific regions or countries of Europe. The Fund is therefore exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund invests a substantial portion of its assets in Germany.


     The Fund invests in the shares of large, well-established companies and smaller mid-sized companies. Investing in mid-sized companies poses unique risks. Mid-sized company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on mid-sized companies, since they lack a large company's financial resources to deal with setbacks. Mid-sized company managers may have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, mid-sized company stocks are typically less liquid than large company stocks.


     The Fund's ability to successfully use hedging techniques and derivative transactions, including currency transactions, will depend on the ability of the Advisors to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. Nevertheless, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

     To reduce the Fund's risk, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


     In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
-------------------------------------------------------------------------------

     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.


     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.


     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.


     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

   Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.





TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES
-------------------------------------------------------------------------------
PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                              CLASS A SALES
                             CHARGE AS % OF
                         -----------------------

                          OFFERING   NET AMOUNT    CLASS B      CLASS C
AMOUNT OF PURCHASE          PRICE     INVESTED   SALES CHARGE  SALES CHARGE
--------------------------------------------------------------------------------
Less than $50,000 .....     5.50%       5.82%         None         None
$50,000 - $99,999 .....     4.50%       4.71%         None         None
$100,000 - $249,999 ...     3.50%       3.63%         None         None
$250,000 - $499,999 ...     2.50%       2.56%         None         None
$500,000 - $999,999 ...     2.00%       2.04%         None         None
$1,000,000 and over ...     None        None          None         None
-------------------------------------------------------------------------------

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          --   A qualified retirement plan;

          --   A Flag Investors fund payroll savings plan program;

          -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                          SALES CHARGE AS A PERCENTAGE OF THE DOLLAR
                                   AMOUNT SUBJECT TO CHARGE
                                    (AS % OF COST OR VALUE)
                          ------------------------------------------

                           CLASS A          CLASS B        CLASS C
YEAR SINCE PURCHASE     SALES CHARGE     SALES CHARGE    SALES CHARGE
-------------------------------------------------------------------------------
First ..................   1.00%*           5.00           1.00%
Second .................   0.50%*           4.00%          None
Third ..................    None            3.00%          None
Fourth .................    None            3.00%          None
Fifth ..................    None            2.00%          None
Sixth ..................    None            1.00%          None
Seventh and Thereafter .    None            None           None
-------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

     - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares eight years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
-------------------------------------------------------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS

     The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

TAXES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.


     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


ORGANIZATIONAL STRUCTURE
-------------------------------------------------------------------------------


     The Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by the Advisors. (See the section on Investment Advisor and Sub-Advisor.)


        The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Board of Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Board withdraws the Fund's assets, the Board would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR AND SUB-ADVISOR
-------------------------------------------------------------------------------

     Deutsche Fund Management, Inc. (DFM), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (DWS) is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.


     The Advisor receives an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through June 1, 2001: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.


     The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of US $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.


     Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Investment GmbH (DWS Investment) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7 billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


     The primary subsidiary of DFH is DWS Investment. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."


     DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for 1, 3, and 5-year periods; 1995: best fund manager for 1, 3, and 5-year periods; 1996: best fund manager for 3 and 5-year periods; 1997: best fund manager for 3 and 5-year periods; 1998: best fund manager for 1, 3 and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.


     On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


     Deutsche Bank's acquisition of Bankers Trust occurred after these events took place. As a result of the plea, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


PORTFOLIO MANAGEMENT


     DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

-------------------------------------------------------------------------------

     Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per share basis. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


     This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report is available upon request and accompanies the Fund's Statement of Additional Information.

     The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
-------------------------------------------------------------------------------


                                                                          FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                             2000               1999              1998
                                                                         -------------       ------------     ---------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period ................................   $13.40            $13.03             $12.50
                                                                             -------           -------            -------
INVESTMENT OPERATIONS:
  Net investment income (expenses in excess of income) ...................    (0.06)             0.04               0.02
  Net realized and unrealized gain on investments, futures
     contracts and foreign currency allocated from corresponding
     Deutsche Portfolio ..................................................     4.24              0.33               0.51
                                                                             -------           -------            -------
     Increase from investment operations .................................     4.18              0.37               0.53
                                                                             -------           -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ..................................      --                 --                 --
   Distributions from net realized gains .................................      --                 --                 --
                                                                             -------           -------            -------
   Total distributions ...................................................      --                 --                 --
                                                                             -------           -------            -------
   Net asset value at end of period ......................................   $17.58            $13.40             $13.03
                                                                             ======            ======             =======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ...............................    31.19%*            2.84%              4.24%*
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) .....................................   $5,869            $3,796             $1,208
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3) ...........................................................     1.60%**           1.60%              1.60%**
   Net investment income (expenses in excess of income)(3) ...............    (0.72)%**          0.44%              0.50%**
   Portfolio turnover of corresponding Deutsche Portfolio ................       32%*              61%                27%*

-------------------------------
(1)Commencement of operations 10/2/97
(2)Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(3)Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:



         Expenses to average net assets ...................................       3.86%**           4.73%             16.53%**
         Expenses in excess of income to average net assets ...............     (2.98)%**          (2.69)%           (14.43)%**

  * Not annualized
 ** Annualized

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS B SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
-------------------------------------------------------------------------------


                                                                          FOR THE SIX       FOR THE YEAR     FOR THE PERIOD
                                                                         MONTHS ENDED           ENDED            ENDED(1)
                                                                         FEBRUARY 29,        AUGUST 31,        AUGUST 31,
                                                                             2000               1999              1998
                                                                         -------------      -------------     --------------
                                                                          (UNAUDITED)
   Net asset value at beginning of period ............................          $11.89            $11.65             $12.50
                                                                               -------            ------             ------
INVESTMENT OPERATIONS:
   Expenses in excess of income ......................................           (0.10)            (0.04)             (0.01)
   Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding
      Deutsche Portfolio .............................................            3.75              0.28              (0.84)
                                                                               -------            ------             ------
   Increase (decrease) from investment operations ....................            3.65              0.24              (0.85)
                                                                               -------            ------             ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ..............................              --                --                 --
   Distributions from net realized gains .............................              --                --                 --
                                                                               -------            ------             ------
   Total distributions ...............................................              --                --                 --
                                                                               -------            ------             ------
   Net asset value at end of period ..................................          $15.54            $11.89             $11.65
                                                                                ======            ======             ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ...........................           30.70%*            2.06%             (6.80)%*
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) .................................          $7,962            $6,395             $3,120
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3) .......................................................            2.35%**           2.35%              2.35%**
   Expenses in excess of income(3) ...................................           (1.41)%**         (0.46)%            (0.46)%**
   Portfolio turnover of corresponding Deutsche Portfolio ............              32%*              61%                27%*

----------------------------------

(1)Commencement of operations 3/30/98
(2)Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(3)Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:



         Expenses to average net assets ..................................        4.63%**           5.39%             17.28%**
         Expenses in excess of income to average net assets ..............       (3.69)%**         (3.50)%           (15.39)%**

  *Not annualized
 **Annualized

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
SELECTED DATA FOR A CLASS C SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------------------------------

                                                                                        FOR THE SIX     FOR THE PERIOD
                                                                                       MONTHS ENDED         ENDED(1)
                                                                                       FEBRUARY 29,       AUGUST 31,
                                                                                           2000              1999
                                                                                       -------------    --------------
                                                                                        (UNAUDITED)
   Net asset value at beginning of period .......................................          $12.95             $12.50
                                                                                           ------             ------
INVESTMENT OPERATIONS:
   Expenses in excess of income .................................................           (0.10)             (0.03)
   Net realized and unrealized gain on investments, futures contracts and
      foreign currency allocated from corresponding Deutsche Portfolio ..........            4.08               0.48
                                                                                           ------             ------
   Increase from investment operations ..........................................            3.98               0.45
                                                                                           ------             ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income .........................................              --                 --
   Distributions from net realized gains ........................................              --                 --
                                                                                           ------             ------
   Total distributions ..........................................................              --                 --
                                                                                           ------             ------
   Net asset value at end of period .............................................          $16.93             $12.95
                                                                                           ======             =======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ......................................           30.73%              3.60%
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's) ............................................          $1,235               $967
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)** ................................................................            2.35%              2.35%
   Expenses in excess of income(3)** ............................................           (1.41)%            (0.31)%
   Portfolio turnover of corresponding Deutsche Portfolio* ......................              32%                61%


-------------------------

(1)Commencement of operations 9/2/98
(2)Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(3)Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:



         Expenses to average net assets** .........................      4.61%**            5.97%
         Expenses in excess of income to average net assets** .....     (3.67)%**          (3.93)%

  *Not annualized
 **Annualized

                                  DISTRIBUTOR
                                  ICC DISTRIBUTORS, INC.



                                  TRANSFER AGENT
                                  INVESTMENT COMPANY CAPITAL CORP.
                                  One South Street
                                  Baltimore, Maryland 21202
                                  1-800-553-8080


                                  INDEPENDENT ACCOUNTANTS
                                  PRICEWATERHOUSECOOPERS LLP
                                  250 W. Pratt Street
                                  Baltimore, Maryland 21201


                                  CUSTODIAN
                                  INVESTORS BANK & TRUST COMPANY
                                  200 Clarendon Street
                                  Boston, Massachusetts 02116


                                  FUND COUNSEL
                                  MORGAN, LEWIS & BOCKIUS LLP
                                  1701 Market Street
                                  Philadelphia, Pennsylvania 19103

                                    [LOGO]
                                 FLAG INVESTORS
              INVESTING WITH A DIFFERENCE -REGISTERED TRADEMARK-

Flag Investors   -  P.O. Box 515   -  Baltimore, MD 21203   -  (800) 767-FLAG
                              www.flaginvestors.com
-------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



Investment Company Act File No. 811-8227                      TOP50EPRO (06/00)

                           FLAG INVESTORS FUNDS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
      -  FLAG INVESTORS TOP 50 WORLD                                  -  FLAG INVESTORS TOP 50 US
         (Class A Shares, Class B Shares and Class C Shares)             (Class A Shares, Class B Shares and Class C Shares)

      -  FLAG INVESTORS TOP 50 EUROPE                                 -  FLAG INVESTORS EUROPEAN MID-CAP FUND
         (Class A Shares, Class B Shares and Class C Shares)             (Class A Shares, Class B Shares and Class C Shares)

      -  FLAG INVESTORS TOP 50 ASIA                                   -  FLAG INVESTORS JAPANESE EQUITY FUND
         (Class A Shares, Class B Shares and Class C Shares)             (Class A Shares, Class B Shares and Class C Shares)
------------------------------------------------------------------------------------------------------------------------------------

(Each Fund formerly named "Deutsche" rather than "Flag Investors.")


This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the individual Prospectus for each Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), dated June 1, 2000. This SAI uses the same terms as defined in the Prospectus. This SAI incorporates by reference and is accompanied by the Funds' Annual Report for the fiscal year ended August 31, 1999. You may obtain the Prospectus without charge by written request to the Funds, or by calling toll-free 1-800-767-FLAG.


P.O. BOX 515
BALTIMORE, MARYLAND 21203


JUNE 1, 2000



                       CONTENTS
                       Organization                                          1
                       Securities in Which the Portfolios Invest             2
                       Securities Descriptions, Techniques and Risks         3
                       What Do Shares Cost?                                 22
                       How are the Funds Sold?                              23
                       Redemption                                           24
                       Account and Share Information                        25
                       Tax Information                                      27
                       Who Manages and Provides Services to the Funds?      28
                       How Do the Funds Measure Performance?                35
                       Financial Information                                39
                       Appendices                                           40
                       Addresses                                            53

COMBFLAGSAI (6/00)

ICC DISTRIBUTORS, INC.
--------------------------------------------------
Distributor

ORGANIZATION


Flag Investors Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Maryland corporation on May 22, 1997. The Corporation changed its name from Deutsche Funds, Inc. effective January 18, 2000. The Corporation currently offers six Funds. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (renamed from Deutsche Portfolios effective January 18, 2000) through a master-feeder investment fund structure.


Flag Investors Portfolios Trust (Portfolio Trust) is an open-end, management investment company that was organized as a trust under the laws of the State of New York. The Portfolio Trust is currently comprised of six portfolios (which are referred to as Portfolio or Portfolios).

The chart below lists each Fund, its classes of shares and the corresponding Portfolio in which it invests. All of the Funds and Portfolios are non-diversified.

       ------------------------------------------------------------------------------------
       FUND NAME                                      CORRESPONDING PORTFOLIO
       (SHARE CLASSES)
       ------------------------------------------------------------------------------------
       TOP 50 WORLD                                   Top 50 World Portfolio (US Dollar)
       (Class A Shares, Class B Shares and Class C
       Shares)
       ------------------------------------------------------------------------------------
       TOP 50 EUROPE                                  Top 50 Europe Portfolio (US Dollar)
       (Class A Shares, Class B Shares and Class C
       Shares)
       ------------------------------------------------------------------------------------
       TOP 50 ASIA                                    Top 50 Asia Portfolio (US Dollar)
       (Class A Shares, Class B Shares and Class C
       Shares)
       ------------------------------------------------------------------------------------
       TOP 50 US                                      Top 50 US Portfolio (US Dollar)
       (Class A Shares, Class B Shares and Class C
       Shares)
       ------------------------------------------------------------------------------------
       EUROPEAN MID-CAP FUND                          Provesta Portfolio (US Dollar)
       (Class A Shares, Class B Shares and Class C
       Shares)
       ------------------------------------------------------------------------------------
       JAPANESE EQUITY FUND                           Japanese Equity Portfolio (US
       (Class A Shares, Class B Shares and Class C    Dollar)
       Shares)
       ------------------------------------------------------------------------------------

None of the Funds has hired an investment advisor. Each Portfolio's investment manager is Deutsche Fund Management, Inc. (DFM or Manager), a registered investment advisor. DFM has retained the services of an affiliate to serve as investment sub-adviser for the Portfolios. DWS International Portfolio Management GmbH (DWS) is the investment sub-advisor of each Portfolio except the Top 50 US Portfolio (US Dollar), for which Deutsche Asset Management, Inc. (DeAM, Inc.) is the investment sub-advisor (DWS and DeAM, Inc. are individually or collectively referred to as the Sub-Advisor).

SECURITIES IN WHICH THE PORTFOLIOS INVEST

Since each Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about a Fund and its acceptable investments also pertain to its corresponding Portfolio(s) and its (their) acceptable investments.

Following is a table that indicates which types of securities are a:

- P = PRINCIPAL investment of a Fund and its corresponding Portfolio; (shaded in chart)

- A = ACCEPTABLE (but not principal) investment of a Fund and its corresponding Portfolio; or

-    N = NOT AN ACCEPTABLE investment of a Fund and its corresponding Portfolio.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EUROPEAN      JAPANESE
                                          TOP 50        TOP 50       TOP 50         TOP 50        MID-CAP        EQUITY
                                           WORLD        EUROPE        ASIA            US           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES                           P             P             P             P             P             P
--------------------------------------------------------------------------------------------------------------------------
   Common Stocks                            P             P             P             P             P             P
--------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks                         A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts            A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Warrants                                 A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES                     A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Treasury Securities                      A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Agency Securities                        A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Corporate Debt Securities                A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Commercial Paper                         A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Demand Instruments                       A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Insurance Contracts                      A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Brady Bonds                              A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Taxable Municipal Securities             N             N             N             N             N             N
--------------------------------------------------------------------------------------------------------------------------
   Mortgage Backed Securities               A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Asset Backed Securities                  A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Zero Coupon Securities                   A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Bank Instruments                         A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Credit Enhancement                       A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Variable Rate Demand                     A             A             A             A             A             A
   Instruments
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES                      A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES                          P             P             P             A             P             P
--------------------------------------------------------------------------------------------------------------------------
    Depository Receipts                     A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
DERIVATIVE CONTRACTS                        A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Futures Contracts                        A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Options                                  A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 EUROPEAN      JAPANESE
                                          TOP 50        TOP 50       TOP 50         TOP 50        MID-CAP        EQUITY
                                           WORLD        EUROPE        ASIA            US           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------
SPECIAL TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
   Borrowing                                A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                    A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements            A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Delayed Delivery Transactions            A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
   Securities Lending                       A             A             A             A             A             A
--------------------------------------------------------------------------------------------------------------------------
INVESTING IN SECURITIES OF OTHER            A             A             A             A             A             A
INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following information supplements the Prospectus disclosure regarding the investment strategies, investments and risks of the Funds (as well as their underlying corresponding Portfolios). Each Portfolio underlying the identified Fund(s) may invest in the type of security and its related subtype unless otherwise noted. The descriptions are general and may not be applicable in certain countries in which the underlying Portfolios invest.

Although not a principal investment strategy, the TOP 50 WORLD PORTFOLIO (and the TOP 50 WORLD) is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The TOP 50 EUROPE PORTFOLIO pursues its (and the TOP 50 EUROPE's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union ("Member States"), those which are party to the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, Czech Republic, and Hungary. Although not a principal investment strategy, the Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The TOP 50 ASIA PORTFOLIO pursues its (and the TOP 50 ASIA's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there. Although not a principal investment strategy, the Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

Although not a principal investment strategy, the TOP 50 US PORTFOLIOS (and the TOP 50 US) is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The PROVESTA PORTFOLIO pursues its (and the EUROPEAN MID-CAP FUND's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Poland, Switzerland, Slovakia, Czech Republic, and Hungary. While the Portfolio intends to be fully invested in equity securities, it may invest up to 20% of its net assets in fixed income securities (other than bank deposits and money market instruments).

The JAPANESE EQUITY PORTFOLIO pursues its (and the JAPANESE EQUITY FUND's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities. While the Portfolio intends to be fully invested in equity securities, it may invest up to 30% of its net assets in fixed income securities (other than bank deposits and money market instruments).

EQUITY SECURITIES
As discussed in the Funds' Prospectus, each Portfolio underlying the Funds may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

     PREFERRED STOCKS
     Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Portfolios may also treat such redeemable preferred stock as a fixed income security.

     INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

     PARTICIPATION CERTIFICATES
     Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

     REAL ESTATE INVESTMENT TRUSTS (REITS)
     REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

     WARRANTS
     Warrants give the Portfolios the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Portfolios may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

     Each Portfolio underlying the Funds may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities.

FIXED INCOME SECURITIES

     DEMAND INSTRUMENTS
     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Each Portfolio and Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     INSURANCE CONTRACTS
     Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Each Portfolio and Fund treats these contracts as fixed income securities.

     BRADY BONDS
     Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

     MORTGAGE BACKED SECURITIES
     Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

     Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
         CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

              SEQUENTIAL CMOS
              In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

              PACS, TACS AND COMPANION CLASSES
              More sophisticated CMOs include planned amortization classes
              (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

              IOS AND POS
              CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or
              POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

              FLOATERS AND INVERSE FLOATERS
              Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

              Z CLASSES AND RESIDUAL CLASSES
              CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

     The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

     ASSET BACKED SECURITIES
     Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

     CREDIT ENHANCEMENT
     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Advisor usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

INVESTMENT RATINGS
The fixed income securities in which the underlying Portfolios invest must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings.

The Advisor determines whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating service. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


LISTED SECURITIES
Each Portfolio underlying the Funds will invest primarily in listed securities (Listed Securities). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b)they are admitted to the official listing on one of the stock exchanges listed in Appendix B or included on one of the regulated markets listed in Appendix B; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

UNLISTED SECURITIES AND NOTES
Up to a total of 10% of the net assets of each Portfolio underlying the Funds may be invested in:

(a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

     - the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

     - another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

     - other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

     - other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

     - companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to each Portfolio's overall limitation on fixed income securities (30% for the Portfolio underlying the JAPANESE EQUITY FUND and 20% for all other Portfolios underlying the Funds).

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

CONVERTIBLE SECURITIES
Convertible securities are fixed income securities (and may include preferred stock) that the Portfolios underlying the Funds have the option to exchange for equity securities at a specified conversion price. The option allows the Portfolios to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolios may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolios could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolios to realize some of the potential appreciation of the underlying equity securities with less risk of losing their initial investment.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Portfolios underlying the Funds (except Top 50 US) consider an issuer to be based outside the United States if:

- it is organized under the laws of, or has a principal office located in, another country; or

-    the principal trading market for its securities is in another country; or

- it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

The Portfolio underlying Top 50 U.S. considers an issuer to be based outside the U.S. if:

-    it is domiciled in another country; and

-    it is not listed for trading on a U.S. Stock Exchange.

Each Portfolio (other than the Top 50 U.S. Portfolio) will invest primarily in securities which are:

- listed on a stock exchange in countries that are members of the European Union (EU), or the Convention on the European Economic Area (CEEA), or included in another recognized, public, and regularly operating, regulated market in these countries,
- admitted to official listing in countries that are members of the EU, the CEEA, or the Organisation for Economic Cooperation and Development (OECD), or
- under application for admission (within 12 months of their issue) to official listing on one of these markets.

     See Appendix B for a listing of the countries included in each of the above organizations and the additional markets and exchanges where the Portfolios may invest.



     DEPOSITARY RECEIPTS
     Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts
     (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

     FOREIGN GOVERNMENT SECURITIES
     Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

SHORT-TERM INSTRUMENTS

     Although it is intended that the assets of each Portfolio underlying the Funds stay invested in the equity and fixed income securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("Germany"), the states of Germany, the European Union, other member states of the Organization for Economic Cooperation and Development ("OECD") or quasi-government entities of any of the foregoing. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.


     See Appendix B for a listing of the countries included in each of the above organizations and the additional markets and exchanges where the Portfolios may invest.



DERIVATIVE CONTRACTS
Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Portfolios underlying the Funds must be admitted to official listing on a recognized futures or securities exchange. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. In the case of Top 50 US, contracts may also be purchased or sold by securities dealers that meet certain creditworthiness standards (over-the-counter options). These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Portfolios use derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolios' exposure to market and currency risks, and may also expose the Portfolios to liquidity and leverage risks.

The Portfolios may use derivative contracts for hedging risk management purposes or for obtaining exposure to certain securities or markets. In addition, these Portfolios (other than Top 50 US Portfolio) may enter into derivative transactions for non-hedging purposes subject to certain percentage limits and only to the extent that they relate to categories of assets which the Portfolio is permitted to hold. Top 50 US Portfolio does not have the limitation on its derivatives contracts.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon


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

payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

OPTIONS
Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option. Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

The Portfolios underlying the Funds also may:

- Buy call options on futures contracts and securities indices in anticipation of an increase in the value of the underlying asset;

- Buy put options on futures contracts, securities indices, currencies, and currency futures contracts in anticipation of a decrease in the value of the underlying asset; and

-    Buy option rights to buy or sell currencies or currency futures contracts.

A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.


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

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

OPTIONS TRANSACTIONS ON SECURITIES
Options transactions may be carried out for each Portfolio underlying the Funds if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation.

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. With respect to the Portfolio underlying the EUROPEAN MID-CAP FUND, the strike prices of options on fixed income securities held by the Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

FUTURES CONTRACTS, OPTIONS ON FUTURES AND SECURITIES INDICES AND WARRANTS Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset.
Futures contracts are considered to be commodity contracts.

Each Portfolio underlying the Funds may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase put and call options on futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized domestic or foreign futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

When a Portfolio underlying the Funds purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase


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

and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the TOP 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The TOP 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes. In addition, with respect to the Portfolio underlying the EUROPEAN MID-CAP FUND, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities).

CURRENCY FORWARD CONTRACTS, OPTION RIGHTS AND WARRANTS ON CURRENCIES AND CURRENCY FUTURES CONTRACTS (ALL FUNDS EXCEPT TOP 50 US) Each Portfolio underlying the Funds (except the Top 50 US) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or (in the case of the Portfolios underlying the EUROPEAN MID-CAP FUND and JAPANESE EQUITY FUND) principally traded in foreign currencies. The Portfolio underlying the EUROPEAN MID-CAP Fund, however, does not presently intend to engage in such hedging activity but reserves the ability to do so under circumstances in which the Advisor believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. All the Portfolios (except the Portfolio underlying the EUROPEAN MID CAP FUND) may also enter into foreign currency transactions to hedge against


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

currencies other than the U.S. dollar. A Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Advisor desires to protect the value of the Portfolio. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Each Portfolio underlying the TOP 50 FUNDS does not currently intend to engage in foreign currency transactions as an investment strategy. However, each of these Portfolios (except for Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

     COMBINED POSITIONS
     Each Portfolio underlying the Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OPTIONS ON SECURITIES INDICES
     Each Portfolio underlying the Funds is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

     WARRANTS ON FUTURES CONTRACTS
     Each Portfolio underlying the Funds may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

     OTHER LIMITATIONS
     The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission (CFTC) regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS
     There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.


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

     POSITION LIMITS
     Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS
     Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

     SWAPS
     Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

         INTEREST RATE SWAPS
         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         CAPS AND FLOORS
         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         TOTAL RETURN SWAPS
         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

BORROWING
Each Portfolio underlying the Funds may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's total assets, except the TOP 50 US, at the time of such borrowing. The Portfolio underlying the TOP 50 US may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

BANK DEPOSITS AND MONEY MARKET INSTRUMENTS
Each Portfolio underlying the Funds may invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Advisor's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Portfolio underlying the TOP 50 US, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an


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

agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

SECURITIES LENDING
All of the Funds may lend portfolio securities to borrowers that the Advisor deems creditworthy. In return, the Funds receive cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds may pay all or a portion of the interest earned on the cash collateral to the borrower.

Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Advisor or the Distributor, unless otherwise permitted by applicable law. Each Portfolio underlying the Funds may lend its portfolio securities up to one-third of


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

the value of its total assets.

Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.


ASSET COVERAGE
In order to secure their obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT COMPANIES
Up to 5% of the total assets of each Portfolio underlying the Funds (except TOP 50 US) may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Fund. The Portfolio underlying TOP 50 US may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group and each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Advisor or by another investment advisor affiliated with the Manager or the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Advisor or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Advisor or their affiliates.

SPECIAL TRANSACTIONS

     DELAYED DELIVERY TRANSACTIONS
     Delayed delivery transactions, including when issued transactions, are arrangements in which an underlying Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. These transactions may create leverage risks.

         TO BE ANNOUNCED SECURITIES (TBAS)
         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

INVESTMENT RISKS
There are many factors which may affect an investment in a Portfolio underlying a Fund. The principal risks of a Fund and its underlying Portfolio are described in the prospectus. Additional information about risk factors is outlined below.


LIQUIDITY RISKS
- OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.


FOREIGN INVESTMENTS
- Each Portfolio underlying the Funds (except TOP 50 US), invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers.

- Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

- In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

- Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Portfolios underlying the TOP 50 EUROPE and EUROPEAN MID-CAP FUND do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks.

- Certain of the risks associated with foreign investments are heightened for the Portfolios underlying TOP 50 ASIA and TOP 50 WORLD, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Portfolios underlying TOP 50 ASIA or the TOP 50 WORLD is invested. The Portfolios underlying TOP 50 ASIA may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.


EURO RISKS (ALL FUNDS EXCEPT TOP 50 US)
- The Portfolios underlying the Funds (except the TOP 50 US, TOP 50 ASIA and JAPANESE EQUITY FUNDS) may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of these Portfolios' investments. On January 1, 1999, eleven of the fifteen Member States had their currency exchange rate irrevocably fixed to a single European currency, the Euro. The Euro became legal tender in those countries on this date. National currencies will continue to circulate until they are replaced by Euro coins and bank notes on July 1, 2002. The unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance.


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

EMERGING MARKETS (TOP 50 WORLD, TOP 50 EUROPE, TOP 50 ASIA, AND EUROPEAN MID-CAP FUND )
- Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

- The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Last year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government- sponsored foreign exchange market for its currency.


CURRENCY RISKS (ALL FUNDS EXCEPT TOP 50 US)

- The Advisor attempts to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the U.S. dollar relative to other currencies.


LEVERAGE RISKS
- Leverage risk is created when an investment exposes a Portfolio underlying a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolios' risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.


RISK MANAGEMENT
- Each Portfolio underlying the Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


CREDIT RISKS

- Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Portfolio will lose money. Credit risk is only a risk for a Portfolio if it invests in fixed income securities or chooses to lend securities.

- Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Portfolio must rely entirely upon the Advisor's credit assessment.

- Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

- Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.


INTEREST RATE RISKS

- Interest rate risks apply to the Portfolios underlying the Funds only to the extent they invest in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

- Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


PREPAYMENT RISKS
- Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

- Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

- Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.


RISKS ASSOCIATED WITH COMPLEX CMOS
- CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.


FUTURES, OPTIONS AND WARRANTS
- The successful use of futures, options and warrants depends on the ability of the Advisor of the Portfolios underlying the Funds to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In


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

     addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

- The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios.

- Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.


CORRELATION OF PRICE CHANGES
- Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

- Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


SHAREHOLDER LIABILITY RISKS
- The Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.


INVESTMENT OBJECTIVE AND POLICIES
The investment objectives and policies of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

A Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities" which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less. A Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an


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

investment, in net or total assets, in the securities rating of the investment, or any other later change.


FUNDAMENTAL INVESTMENT POLICIES
For purposes of fundamental investment policies regarding industry concentration, the Advisor may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (Code)). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

The TOP 50 WORLD will invest at least 65% of its total assets in equity securities. The TOP 50 EUROPE will invest at least 65% of its total assets in the equity securities of issuers located in European countries. The TOP 50 ASIA will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. The TOP 50 US will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities.

No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


NON-FUNDAMENTAL INVESTMENT POLICIES
8. Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio shall be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10. Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

The DWS Fund is subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except the TOP 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

13. Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area ("CEEA"), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

14. Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

15. Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

16. Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

PORTFOLIO TURNOVER
Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, Provesta Portfolio, and Japanese Equity Portfolio is generally not expected to exceed 80%, 80%, 100%, 80%, 180%, and 150%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.


WHAT DO SHARES COST?


MARKET VALUES
Each Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust.

Market values of portfolio securities are determined as follows:

     The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

     The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisor to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisor determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.


TAX TREATMENT OF REINVESTMENTS
Generally, a reinvestment of the proceeds of a redemption of shares in a Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.


HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.


PURCHASING SHARES THROUGH AN INVESTMENT PROFESSIONAL
The investment professional which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.


FRONT-END SALES CHARGE REALLOWANCES (CLASS A SHARES FOR ALL FUNDS)
The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.


DISTRIBUTION AND SERVICES PLANS

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan), and to a service plan (Service
Plan).

Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of a Fund represented by Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.


The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.


SUPPLEMENTAL PAYMENTS
Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.


REDEMPTION

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


Under normal circumstances, the Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "What Do Shares Cost?," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectuses) Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of June __, 2000, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

-----------------------------------------------------------------------------------------------------------------
                                    SHAREHOLDER NAME
FUND                                ADDRESS                                  SHARE CLASS   PERCENTAGE OWNED
-----------------------------------------------------------------------------------------------------------------
Top 50 World                                                                    Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------
Top 50 Europe                                                                   Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------
Top 50 Asia                                                                     Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------
Top 50 US                                                                       Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund                                                           Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------
Japanese Equity Fund                                                            Class A            ___%
                                                                                Class B            ___%
                                                                                Class C            ___%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolio Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

TAX INFORMATION


FEDERAL INCOME TAX
Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by the Fund. TOP 50 EUROPE, TOP 50 ASIA, TOP 50 US, and JAPANESE EQUITY FUND are entitled to a loss carry-forward, which may reduce the taxable gain that those Funds would realize, and to which the shareholder would be subject, in the future.

Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.


FOREIGN INVESTMENTS
If the Portfolios purchase foreign securities, the investment income of their corresponding Fund may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Portfolio's assets to be invested within various countries is uncertain. However, each Portfolio intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Portfolio invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon the Portfolio's disposition of PFIC investments.

If more than 50% of the value of a Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow Fund shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


STATE TAXES
Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.



THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF A FUND SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?


OFFICERS AND BOARD OF DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST
The Directors of the Corporation, Trustees of the Portfolio Trust and their executive officers are responsible for managing the Corporation and Portfolio Trust's business affairs and for exercising all the Corporation and Portfolio Trust's powers except those reserved for the shareholders. Information about each Director, Trustee and the executive officers is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation and Portfolio Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director and Trustee from the Corporation and Portfolio Trust for its most recent fiscal year ended August 31, 1999, and the total compensation received from the Corporation, the Portfolio Trust and the Fund Complex for the most recent calendar year, December 31, 1999. As of that date, the Fund Complex consisted of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc. As of March 28, 2000, the Corporation and Portfolio Trust joined the Flag Fund Complex, as described below. Unless otherwise indicated, the address of each Director/Trustee and executive officer is One South Street, Baltimore, Maryland 21202.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolio Trust or receives any compensation from a Fund or a Portfolio.

As of May 25, 2000, the Corporation's Board and Officers as a group owned less than 1% of the each Funds' outstanding Class A, Class B, and Class C Shares.

An asterisk (*) denotes a Director /Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

Brian A. Lee resigned as President effective January 31, 2000, Christian Strenger* resigned as Director/Trustee effective October 14, 1999, G. Richard Stamberger* resigned as Director/Trustee effective August 6, 1999 and Werner Walbroel resigned as Director/Trustee effective March 22, 2000. Edward C. Schmults completed his term as Director/Trustee effective March 22, 2000. Neither Mr. Lee, Mr. Strenger nor Mr. Stamberger received compensation from the Corporation, the Portfolio Trust, or the Fund Complex during the fiscal year ended August 31, 1999. Messrs. Walbroel and Schmults received $ 14,000 and $13,500, respectively, in compensation from the Corporation and Portfolio Trust and $45,250 and $41,500, respectively, in compensation from the Corporation, the Portfolio Trust and the Fund Complex.

----------------------------------------------------------------------------------------------------------------------------------
             NAME

 POSITION WITH CORPORATION AND                                                                                     AGGREGATE
        PORTFOLIO TRUST                                                                        AGGREGATE       COMPENSATION FROM
                                                                                           COMPENSATION FROM   THE CORPORATION,
           BIRTHDATE                                                                        THE CORPORATION      THE PORTFOLIO
                                                                                           AND THE PORTFOLIO  TRUST AND THE FUND
            ADDRESS                           OCCUPATIONS FOR PAST 5 YEARS                       TRUST              COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
RICHARD R. BURT                 Chairman, IEP Advisors, LLP.; Chairman of the Board,                  $14,000             $27,000
DIRECTOR/TRUSTEE                Weirton Steel Corporation; Member of the Board, Archer
(since 1998)                    Daniels Midland Company (agribusiness operations),
February 3, 1947                Hollinger International Inc. (publishing), Homestake
IEP Advisers LLP                Mining Company (mining and exploration), HCL
1275 Pennsylvania Avenue NW,    Technologies (information technology) and Anchor
10th Floor                      Technologies (gaming software and equipment); Director,
Washington, DC  20004           Mitchell Hutchins family of funds (registered investment
                                companies) and Member, Textron Corporation International
                                Advisory Council.

                                Previous Positions: Partner, McKinsey & Company
                                (consulting), 1991-1994; and U.S. Chief Negotiator in
                                Strategic Arms Reduction Talks (START) with the former
                                Soviet Union and U.S. Ambassador to the Federal Republic
                                of Germany, 1985-1991
----------------------------------------------------------------------------------------------------------------------------------
RICHARD T. HALE*                Managing Director, DB Alex. Brown LLC (formerly BT                        N/A                 N/A
DIRECTOR/TRUSTEE                Alex. Brown Incorporated); Director and President,
(since March 28, 2000)          Investment Company Capital Corp. (registered investment
PRESIDENT                       advisor). Director or President, Deutsche Asset
(since January 31, 2000)        Management Mutual Funds (registered investment
July 17, 1945                   companies) Chartered Financial Analyst.

                                Previous Positions: Director, ISI Family of Funds
                                (registered investment companies).
----------------------------------------------------------------------------------------------------------------------------------



28

----------------------------------------------------------------------------------------------------------------------------------
JOSEPH R. HARDIMAN              Private Equity Investor and Capital Markets Consultant;                   N/A                 N/A
DIRECTOR/TRUSTEE                Director, Wit Capital Group (registered broker-dealer),
(since March 28, 2000)          The Nevis Fund and ISI Family of Funds (registered
May 27, 1937                    investment companies).
8 Bowen Mill Road
Baltimore, Maryland 21212       Previous Positions: Director, Circon Corp. (medical
                                instruments), November 1998-January 1999; President and
                                Chief Executive Officer, The National Association of
                                Securities Dealers, Inc. and The NASDAQ Stock Market,
                                Inc., 1987-1997; and Chief Operating Officer (1985-1987)
                                and General Partner (1976-1985) of Alex. Brown & Sons
                                Incorporated (now DB Alex. Brown LLC).
----------------------------------------------------------------------------------------------------------------------------------
LOUIS E. LEVY                   Director Kimberly-Clark Corporation (personal consumer                    N/A                 N/A
DIRECTOR/TRUSTEE                products), Household International (finance and banking)
(since March 28, 2000)          and ISI Family of Funds (registered investment
November 16, 1932               companies).
26 Farmstead Road
Short Hills, New Jersey 07078   Previous Positions: Chairman of the Quality Control
                                Inquiry Committee and American Institute of Certified
                                Public Accountants, 1992-1998; Trustee, Merrill Lunch
                                Funds for Institutions, 1991-1993; Adjunct Professor,
                                Columbia University-Graduate School of Business,
                                1991-1992; and Partner, KPMG Peat Marwick, retired
                                1990
----------------------------------------------------------------------------------------------------------------------------------
EUGENE J. MCDONALD              President, Duke Management Company (investments);                         N/A                 N/A
DIRECTOR/TRUSTEE                Executive Vice President, Duke University (education,
(since March 28, 2000)          research and health care); Executive Vice Chairman and
July 14, 1932                   Director, Central Carolina Bank & Trust (banking); and
Duke Management Company         Director, Victory Funds (registered investment
Erwin Square                    companies).
Suite 1000
2200 West Main Street           Previous Positions: Director, AMBAC Treasurers Trust
Durham, North Carolina 27705    (registered investment company), DP Mann Holdings
                                (insurance) and ISI Family of Funds (registered
                                investment companies).
----------------------------------------------------------------------------------------------------------------------------------
REBECCA W. RIMEL                 President and Chief Executive Officer, The Pew                           N/A                 N/A
DIRECTOR/TRUSTEE                 Charitable Trusts (charitable foundation); and Director
(since March 28, 2000)           and Executive Vice President, The Glenmede Trust Company
April 10, 1951                   (investment trust and wealth management).
The Pew Charitable Trusts
One Commerce Square              Previous Positions: Executive Director, The Pew
2005 Market Street               Charitable Trusts and Director, ISI Family of Funds
Suite 1700                       (registered investment companies).
Philadelphia, Pennsylvania
19103-7017
----------------------------------------------------------------------------------------------------------------------------------
TRUMAN T. SEMANS*                Vice Chairman, Brown Investment Advisory & Trust Company                 N/A                 N/A
DIRECTOR/TRUSTEE                 (formerly, Alex. Brown Capital Advisory & Trust
(since  March 28, 2000)          Company); Director, Investment Company Capital Corp.
October 27, 1926                 (registered investment advisor); and Director and
Brown Investment Advisory &      Chairman, the Executive Committee of Virginia Hot
Trust Company                    Springs, Inc. (property management).
19 South Street
Balitmore, Maryland 21202        Previous Positions: Managing Director and Vice
                                 Chairman, Alex. Brown & Sons Incorporated (now DB Alex.
                                 Brown LLC) and Director, ISI Family of Funds (registered
                                 investment company).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT H. WADSWORTH              President, Investment Company Administration, LLC;                   $14,500             $64,000
DIRECTOR/TRUSTEE                 President and Director, First Fund Distributors, Inc.
(since  March 28, 2000)          (registered broker-dealer); Director, The Germany Fund,
January 29, 1940                 Inc., The New Germany Fund, Inc. and The Central
4455 E. Camelback Road           European Equity Fund, Inc.; and Vice President,
Suite 261 E.                     Professionally Managed Portfolios and Advisors Series
Phoenix, Arizona 85018           Trust (registered investment companies).

                                 Previous Positions: Director, Guinness Flight
                                 Investment Funds, Inc. (registered broker-dealer) and
                                 President, The Wadsworth Group (registered investment
                                 advisor).
----------------------------------------------------------------------------------------------------------------------------------


29

----------------------------------------------------------------------------------------------------------------------------------
ROBERT R. GAMBEE                 Director, Deutsche Bank Securities, Inc., since 1992;                     $0                  $0
SECRETARY                        Chief Operating Officer and Secretary, The Germany Fund,
(since inception)                Inc., The Central European Equity Fund, Inc. and The New
August 26, 1942                  Germany Fund, Inc., since 1997; and Secretary, Deutsche
280 Park Avenue                  Bank Investment Management Inc.
7th Floor, East
New York, New York 10017         Previous Positions: Secretary and Treasurer, The Germany
                                 Fund, Inc. (1986-1997), The New Germany Fund (1990-1997)
                                 and The Central European Equity Fund, Inc. (1990-1997);
                                 and First Vice President, Deutsche Bank Securities,
                                 Inc., 1985-1991.
----------------------------------------------------------------------------------------------------------------------------------
DANIEL O. HIRSCH                 Director, Deutsche Asset Management, since 1999.                          $0                  $0
ASSISTANT SECRETARY              Principal, BT Alex. Brown Incorporated (now DB Alex.
(since  1999)                    Brown LLC), 1998-1999.
March 27, 1954
                                 Previous Positions: Assistant General Counsel, United
                                 States Securities and Exchange Commission, 1993-1998.
----------------------------------------------------------------------------------------------------------------------------------
AMY OLMERT                       Director, Deutsche Asset Management, and Vice                             $0                  $0
ASSISTANT SECRETARY              President, BT Alex. Brown Incorporated (now DB Alex.
(since 1999)                     Brown LLC), 1997-1999.
May 14, 1963
                                 Previous Positions: Senior Manager, Coopers & Lybrand
                                 L.L.P., (now PricewaterhouseCoopers LLP) 1988-1997.
----------------------------------------------------------------------------------------------------------------------------------
HOLGER NAUMANN                   Director, DFM, since 1997 and Head of Participations,                     $0                  $0
ASSISTANT TREASURER OF THE       DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH,
PORTFOLIO TRUST                  since 1995.
(since inception)
May 17, 1962                     Previous Positions: Group Strategy Department, Deutsche
DWS Deutsche Gesellschaft fuer   Bank AG, 1992-1995.
Wertpapiersparen mbH
Gruneburgweg 113-115
Frankfurt am Main, Germany
60323

----------------------------------------------------------------------------------------------------------------------------------
JOSEPH BERNHART                  Participations Department, DWS Deutsche Gesellschaft                      $0                  $0
ASSISTANT TREASURER OF THE       fuer Wertpapiersparen mbH, since 1997.
PORTFOLIO TRUST
(since inception)                Previous Positions: DIH Deutsche Industrie-Holding GmbH
May 7, 1966                      & Co. KG (affiliate to Deutsche Bank AG), 1995-1997 and
DWS Deutsche Gesellschaft        Trainee, Deutsche Bank AG, 1994-1995.
fuer Wertpapiersparen mbH
Gruneburgweg 113-115
Frankfurt am Main, Germany
60323

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ("ICCC") or its affiliates. There are currently 23 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Flag Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Flag Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Flag Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the other funds in the Flag Fund Complex.

Upon joining the Flag Fund Complex as of March 28, 2000, the Corporation and Portfolio Trust began participating in the Complex's Retirement Plan for Directors who are not employees of the any fund, a fund's Administrator or its respective affiliates (the "Directors Retirement Plan"). After completion of six years of service, each participant in the Directors Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Directors Retirement Plan is unfunded and unvested. Such fees are allocated to each fund in the Flag Fund Complex based upon the relative net assets of such fund to the Flag Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel and Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Mr. Burt and Mr. Wadsworth, 0 years.


   Years of Service            Estimated Annual Benefits Payable By Fund Complex Upon Retirement
   ----------------            -----------------------------------------------------------------

                                   Chairmen of Audit and Executive Committees             Other Participants
                                   ------------------------------------------             ------------------
   6 years                                           $4,900                                     $3,900


   7 years                                           $9,800                                     $7,800


   8 years                                           $14,700                                    $11,700


   9 years                                           $19,600                                    $15,600


   10 years or more                                  $24,500                                    $19,500


Any Director who receives fees from a fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


CODE OF ETHICS
The Board of Directors of the Corporation and the Portfolios' advisor, Deutsche Funds Management, have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Corporation's and advisor's Codes of Ethics permit access persons to trade securities that may be purchased or held by the Portfolios for their own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and advisor's Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolios in the same security. The Corporation's and advisor's Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

DWS International Portfolio Management GmbH ("DWS"), the sub-advisor of each of the Portfolios except the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS's Code permits access persons to trade securities that may be purchased or held by the Portfolios but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

Deutsche Asset Management, Inc. ("DeAM"), the sub-advisor of the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DeAM's Code permits access persons to trade securities that may be purchased or held by the Portfolios for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, DeAM's Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolios in the same security. The Code prohibits short-term trading and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

 The Portfolios principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.


ADVISOR
Each Fund has not retained the services of an investment manager or advisor since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.

The advisor (manager) to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM is a Delaware corporation and registered investment advisor.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the Management Agreement), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Sub-Advisor. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.

Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having U.S. operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.


INVESTMENT SUB-ADVISOR
On behalf of the Portfolio Trust, DFM has entered into an investment advisory agreement (Advisory Agreement) with DWS for each Portfolio (other than TOP 50 US PORTFOLIO) and with DeAM, Inc. for TOP 50 US PORTFOLIO. It is each Sub-Advisor's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the respective Portfolios, arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. DWS and DeAM, Inc. are registered investment advisors. For these services, the respective Sub-Advisor receives from DFM and not the Portfolios an annual fee, which is computed daily and may be paid monthly, equal to a percentage of the average daily net assets of each Portfolio as follows: 0.75% for TOP 50 WORLD PORTFOLIO, TOP 50 EUROPE PORTFOLIO and TOP 50 ASIA PORTFOLIO; and 0.60% for TOP 50 US PORTFOLIO, PROVESTA PORTFOLIO, and JAPANESE EQUITY PORTFOLIO.

The Sub-Advisor shall not be liable to the Corporation, Portfolio Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.


BROKERAGE TRANSACTIONS
The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Advisor on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the Portfolios and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolios, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolios.

The Sub-Advisor may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

For the fiscal year ended, August 31, 1999, Deutsche Bank Investment Management Inc. (DBIM), the former Advisor to TOP 50 US PORTFOLIO AND US MONEY MARKET PORTFOLIO, directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions directed by DBIM was $168,093,236 for which the Portfolios paid $89,992 in brokerage commissions.

On August 31, 1999, the Portfolios (including the three Portfolios that liquidated and closed) owned securities of the following regular broker/dealers:
$388,050, Merrill Lynch & Co., Inc.; and $2,564,249, Nomura Securities Co., Ltd.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $13,670 and $52,582.83 in brokerage commissions to Deutsche Bank AG, an affiliated broker, which represents 2.60% and 12.42% of the aggregate brokerage commissions paid and 22.81% and 16.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $6,781 and $46,008.34 in brokerage commissions to Deutsche Bank Securities, New York, an affiliated broker, which represents 1.29% and 10.87% of the aggregate brokerage commissions paid and 1.38% and 21.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $0 and $8,815.65 in brokerage commissions to Morgan Grenfell Asia Securities, Ltd., an affiliated broker, which represents 0% and 2.08% of the aggregate brokerage commissions paid and 0% and 2.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $69,541 and $2,937.36 in brokerage commissions to Deutsche Morgan Grenfell, an affiliated broker, which represents 13.21% and 0.69% of the aggregate brokerage commissions paid and 26.69% and 0.78% of the aggregate principal amount of trades by affiliated brokers.


ADMINISTRATOR
Investment Company Capital Corp. (ICC), provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. The Administrator, among other things, (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials. ICC provides these services at the following annual rate of the average aggregate daily net assets of each Fund as specified below:

MAXIMUM ADMINISTRATIVE FEE*            AVERAGE AGGREGATE DAILY NET ASSETS OF EACH FUND
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
0.065 of 1%                            on the first $200 million
--------------------------------------------------------------------------------------
0.0525 of 1%                           on assets in excess of $200 million
--------------------------------------------------------------------------------------

* The Administrator receives a minimum annual fee of $75,000 per Fund, except that during the first two years of the agreement (commencing in 1997) a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.

OPERATIONS AGENT
ICC serves as operations agent to the Portfolios. The Operations Agent of the Portfolios, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations;
(iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers;
(vi) conducts compliance training for the Advisor; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims. ICC provides these services at the annual rate of 0.035% of the average daily net assets of each Portfolio.

The operations agency fee received for each Portfolio, during any fiscal year, shall be at least $60,000. The operations agency fee received for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, shall be at least $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

ADMINISTRATIVE AGENT
IBT Trust Company (Cayman) Ltd. (IBT (Cayman)) serves as sub-administrative agent to the Portfolios. The Administrative Agent, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register. IBT (Cayman) provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:

MAXIMUM ADMINISTRATIVE AGENT FEE*          AVERAGE AGGREGATE DAILY NET ASSETS OF EACH PORTFOLIO
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
0.025 of 1%                                on the first $200 million
-----------------------------------------------------------------------------------------------------
0.02 of 1%                                 on the next $800 million
-----------------------------------------------------------------------------------------------------
0.01 of 1%                                 on assets in excess of $1 billion
-----------------------------------------------------------------------------------------------------

     - The administrative agency fee received for each Portfolio shall be at least $40,000 for the first year of the Portfolio's operation, $45,000 for the second year, and $50,000 for the third year.

     -


CUSTODIAN
Investors Bank & Trust Company is custodian for the securities and cash of each Funds' and each Portfolio's assets. Foreign instruments purchased by the Fund are held by various subcustodial arrangements employed by Investors Bank & Trust Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
ICC maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

FUND ACCOUNTANT
IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including: (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolio Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

FEES PAID BY THE PORTFOLIO TRUST FOR SERVICES FOR FISCAL YEAR/PERIODS ENDED
AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME         MANAGER FEE PAID         SUB-ADVISORY FEE PAID**      OPERATIONS AGENT        ADMINISTRATIVE AGENT
                                                                                 FEE PAID                  FEE PAID
                  ----------------------------------------------------------------------------------------------------------
                        1999           1998*         1999         1998*        1999        1998*        1999         1998*
----------------------------------------------------------------------------------------------------------------------------
Top 50 World          $153,724        $76,939       $23,057      $57,704     $120,354     $67,036      $44,697      $36,556
Portfolio
----------------------------------------------------------------------------------------------------------------------------
Top 50 Europe         $272,729        $87,638       $47,461      $65,728     $114,606     $66,445      $44,583      $36,556
Portfolio
----------------------------------------------------------------------------------------------------------------------------
Top 50 Asia           $389,911       $189,797       $57,526     $142,347     $110,830     $61,738      $44,582      $35,112
Portfolio
----------------------------------------------------------------------------------------------------------------------------
Top 50 US             $210,939        $70,740      $107,156      $49,934     $116,881     $66,335      $44,583      $36,556
Portfolio
----------------------------------------------------------------------------------------------------------------------------
Provesta              $188,736        $31,021       $26,595      $21,897     $112,867     $64,498      $44,583      $34,889
Portfolio
----------------------------------------------------------------------------------------------------------------------------
Japanese Equity        $54,632        $11,948        $7,713       $8,433     $121,732     $65,332      $44,583      $34,445
Portfolio
----------------------------------------------------------------------------------------------------------------------------

*  THE COMMENCEMENT OF OPERATIONS FOR THE PORTFOLIOS ARE AS FOLLOWS:
   OCTOBER 2, 1997:  TOP 50 WORLD, TOP 50 EUROPE, TOP 50 US
   OCTOBER 14, 1997:  TOP 50 ASIA
   OCTOBER 17, 1997:  PROVESTA
   OCTOBER 20, 1997:  JAPANESE EQUITY
** THE ADVISORY FEE WAS PAID BY DFM OUT OF THE MANAGER FEE IT RECEIVED FROM THE PORTFOLIOS.

FEES PAID BY THE FUNDS FOR SERVICES FOR THE FISCAL YEAR/PERIODS ENDED AUGUST 31
--------------------------------------------------------------------------------------------------
FUND NAME                           ADMINISTRATIVE FEE             BROKERAGE COMMISSIONS PAID
                             ---------------------------------------------------------------------
                                  1999             1998*              1999             1998*
--------------------------------------------------------------------------------------------------
Top 50 World                          $1,305              $226           $45,307          $46,910
--------------------------------------------------------------------------------------------------
Top 50 Europe                         $5,807              $700           $86,609          $39,913
--------------------------------------------------------------------------------------------------


35

Top 50 Asia                           $7,197              $197          $214,463         $233,262
--------------------------------------------------------------------------------------------------
Top 50 US                             $3,116            $1,064           $39,461          $24,027
--------------------------------------------------------------------------------------------------
European Mid-Cap Fund                $10,716              $941           $70,019          $41,688
--------------------------------------------------------------------------------------------------
Japanese Equity Fund                  $2,699              $182           $55,077          $16,547
--------------------------------------------------------------------------------------------------

-    THE COMMENCEMENT OF OPERATIONS FOR THE FUNDS ARE AS FOLLOWS:
     OCTOBER 2, 1997:  TOP 50 WORLD, TOP 50 EUROPE, TOP 50 US
     OCTOBER 14, 1997:  TOP 50 ASIA
     OCTOBER 17, 1997:  EUROPEAN MID-CAP FUND
     OCTOBER 20, 1997:  JAPANESE EQUITY FUND




-----------------------------------------------------------------------------------------------------------------
FUND NAME                                                   FOR THE FISCAL YEAR ENDED AUGUST 31, 1999
                                    -----------------------------------------------------------------------------
                                              12B-1 FEE                      SHAREHOLDER SERVICES FEE
                                    -----------------------------------------------------------------------------
                                       CLASS B         CLASS C     CLASS A SHARES     CLASS B         CLASS C
                                        SHARES         SHARES                          SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------
Top 50 World                                $6,809            N/A          $2,750          $2,270            N/A
-----------------------------------------------------------------------------------------------------------------
Top 50 Europe                              $39,389         $4,776          $7,613         $13,130         $1,592
-----------------------------------------------------------------------------------------------------------------
Top 50 Asia                                 $6,194            N/A         $25,618          $2,065            N/A
-----------------------------------------------------------------------------------------------------------------
Top 50 US                                  $14,492           $425          $7,012          $4,831           $141
-----------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund                      $44,243         $7,486         $23,973         $14,748         $2,495
-----------------------------------------------------------------------------------------------------------------
Japanese Equity Fund                        $9,653            N/A          $7,163          $3,218            N/A
-----------------------------------------------------------------------------------------------------------------

FEES ARE ALLOCATED AMONG CLASSES BASED ON THEIR PRO RATA SHARE OF FUND ASSETS, EXCEPT FOR MARKETING (RULE 12B-1) FEES AND SHAREHOLDER SERVICES FEES, WHICH ARE BORNE ONLY BY THE APPLICABLE CLASS OF SHARES.


HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns given for the last fiscal year or since inception period ended August 31, 1999.

-----------------------------------------------------------------------------------------------------------------------------------
FUND NAME                           AVERAGE ANNUAL TOTAL RETURN                           AVERAGE ANNUAL TOTAL RETURN
                                     WITHOUT SALES CHARGES/CDSC                             WITH SALES CHARGES/CDSC
-----------------------------------------------------------------------------------------------------------------------------------
                        CLASS A SHARES+    CLASS B SHARES    CLASS C SHARES    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                            One Year          One Year          One Year          One Year          One Year          One Year
                        Since Inception   Since Inception   Since Inception   Since Inception   Since Inception   Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 World                      42.19%            41.14%               N/A            34.35%            36.14%               N/A
                               19.42%(A)         18.36%(G)                           15.93%(A)         15.50%(G)
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 Europe                      2.84%             2.06%               N/A            -2.83%            -2.94%               N/A
                                3.70%(A)         -3.45%(F)          3.60%(K)          0.67%(A)         -6.17%(F)          2.60%(K)
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 Asia                      130.00%           128.65%               N/A           117.25%           123.65%               N/A
                               24.26%(B)         49.04%(H)                           20.57%(B)         46.38%(H)
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 US                         41.76%            40.88%               N/A            34.01%            35.88%               N/A
                               20.59%(A)         15.60%(E)         34.64%(K)         17.07%(A)         13.01%(E)         33.64%(K)
-----------------------------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund              8.86%             8.12%               N/A             2.86%             3.12%               N/A
                               12.09%(C)          5.93%(F)         10.15%(K)          8.74%(C)          3.17%(F)          9.15%(K)
-----------------------------------------------------------------------------------------------------------------------------------
Japanese Equity Fund             104.26%           102.97%               N/A            93.09%            97.97%               N/A
                               29.06%(D)         89.22%(J)                           25.19%(D)         85.59%(J)
-----------------------------------------------------------------------------------------------------------------------------------

(A) OCTOBER 2, 1997; (B) OCTOBER 14, 1997; (C) OCTOBER 17, 1997; (D) OCTOBER 20,
1997; (E) MARCH 18, 1998; (F) MARCH 30, 1998; (G) MAY 4, 1998; (H) MAY 5, 1998;
(I) OCTOBER 9, 1998; (J) AUGUST 10, 1998; (K) SEPTEMBER 2, 1998.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling 1-800-767-3524.

Advertising and sales literature may include:

- references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

- charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

- discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

- information about the mutual fund industry from sources such as the Investment Company Institute.


GENERAL
The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.


INFORMATION AND COMPARISONS RELATING TO THE FUNDS, SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT
Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund
Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the

Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

- EUROPEAN MID-CAP FUND may be compared to the DAX Composite Index ("CDAX"), Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid-Cap, and the Morgan Stanley Capital Index ("MSCI") - Europe Index;

- JAPANESE EQUITY FUND may be compared to the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index;

-    TOP 50 WORLD may be compared to the MSCI-World Index;

-    TOP 50 EUROPE may be compared to the MSCI-Europe Index;

- TOP 50 ASIA may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan Index;

-    TOP 50 US may be compared to Standard & Poor's 500 Index.

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.


ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended August 31, 1999, were audited by PricewaterhouseCoopers LLP and are incorporated herein by reference to the Annual Report to Shareholders of Deutsche Funds, Inc. (renamed as Flag Investors Funds, Inc. effective January 18, 2000), dated August 31, 1999.

                                   APPENDIX A


THE GERMAN SECURITIES MARKETS

EQUITY MARKETS
Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hannover and Bremen), of which Frankfurt accounted for approximately 40% of the total volume as of August 31, 1999. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.

-------------------------------------------------------------------------
               MARKET CAPITALIZATION AND TRADING VOLUME
           OF EQUITY SECURITIES ON GERMAN STOCK EXCHANGES(1)
                             (IN BILLIONS)
-------------------------------------------------------------------------

                     MARKET                   TRADING VOLUME FOR
              CAPITALIZATION AS OF              THE YEAR ENDED
                 DECEMBER 31(2)                 DECEMBER 31(2)
-------------------------------------------------------------------------
1992         $348.14       DM 561.89      $   876.8       DM 1,415.2

1993          463.48          800.10        1,150.3          1,985.8

1994          499.25          773.88        1,302.9          2,017.9

1995          544.89          781.10        1,146.8          1,643.9

1996          635.95          988.77        1,487.6          2,312.9

1997          825.23        1,483.85        2,067.4          3,717.4

1998        1,089.12        1,822.10        3,220.5         5,397.50

1999*       1,180.90    EUR 2,190.07       1,927.90     EUR 3,575.50
-------------------------------------------------------------------------

(1) EXCLUDING STOCKS OF FOREIGN-DOMICILED COMPANIES AND INVESTMENT COMPANIES.
(2) U.S. DOLLAR EQUIVALENTS CALCULATED AT YEAR-END EXCHANGE RATES. THE FIGURES FOR 1992 THROUGH 1994 INCLUDE WARRANTS.
*   YEAR-TO-DATE AS OF AUGUST 31, 1999.

SOURCES: DEUTSCHE BORSE AG AND THE DEUTSCHE BUNDESBANK.


German stock exchanges offer three different market segments within which stocks are traded:

    (i) The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

    (ii) The regulated, unlisted market (Neuer Markt) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

    (iii)The unofficial unregulated telephone or over-the-counter market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.


STOCK INDICES
Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents approximately 70% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 80% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated. Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of Eastern and Western Germany in 1990.

----------------------------------------------------------------------------------------------------------------------
                                                         ANNUAL TOTAL RETURN(1)
----------------------------------------------------------------------------------------------------------------------
                              1992       1993        1994       1995       1996       1997       1998       1999*
----------------------------------------------------------------------------------------------------------------------
DAX                            -2.09%     46.71%      -7.06%      6.99%     28.17%     47.11%     16.28%    4.22%

CDAX                           -6.39%     44.56%      -5.83%      4.75%     22.14%     40.83%     13.99%    3.94%

Dollar-adjusted DAX            -8.33%     36.85%       4.12%     15.60%     18.17%     27.63%     24.27%   -5.81%

Dollar-adjusted CDAX          -12.36%     34.85%       5.50%     13.17%     12.61%     22.18%     21.82%   -6.07%
----------------------------------------------------------------------------------------------------------------------

(1) BASED ON U.S. DOLLAR RETURNS.
*   YEAR-TO-DATE AS OF AUGUST 31, 1999.


Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of August 31, 1999 represented 45% of total trading volume on the German stock exchanges: Daimler-Chrysler AG with EUR 4.4 billion, Mannesmann AG with EUR 3.4 billion, Deutsche Bank AG with EUR 3.3 billion, Deutsche Telekom AG with EUR 3.1 billion, and Allianz AG with EUR 2.1 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

Set forth in the following table is information concerning the industry composition of the DAX Index and CDAX Index.

------------------------------------------------------------
       INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
               INDEX AS OF AUGUST 31, 1999
------------------------------------------------------------
                                    DAX           CDAX
------------------------------------------------------------
Automobile and Transportation      13.54%         18.36%
Banks and Financial Services       11.99%         17.89%
Chemicals and Pharmaceuticals       8.87%         11.72%
Consumer and Retail                 3.35%          4.26%
Insurances                         11.67%          7.32%
Machinery and Industry             12.19%         10.39%
Software & Technology              13.83%          9.61%
Utilities and Telecommunications   24.56%         20.46%
------------------------------------------------------------
   Total                          100.00%        100.00%
------------------------------------------------------------

(1) THE DAX INDEX IS COMPRISED OF 30 STOCKS REPRESENTING
APPROXIMATELY 75% OF THE MARKET CAPITALIZATION OF THE
FRANKFURT STOCK EXCHANGE.
(2) THE CDAX INDEX IS COMPRISED OF 371STOCKS (SUBJECT TO
ADJUSTMENTS).


PRIMARY MARKETS
The amount of funds raised in equity financings in 1999 as of August 31, was equal to EUR 17,802.9 million while the number of financings was 113. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.

-------------------------------------------------------------------------------------------------------
                          PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
                                        BY DOMESTIC ISSUERS
                                         (MILLIONS OF DM)
-------------------------------------------------------------------------------------------------------
              1992       1993       1994       1995        1996        1997        1998        1999*
-------------------------------------------------------------------------------------------------------
Value          804        833      1,246       6,495      24,807       4,961      6,439
EUR17,802
-------------------------------------------------------------------------------------------------------

* AS OF AUGUST 31, 1999.

SOURCE: DEUTSCHE BORSE AG.


ROLE OF BANKS IN GERMAN CAPITAL MARKETS
As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisors, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Advisor, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major player in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment by the Portfolio.

JAPANESE EQUITY SECURITIES MARKETS
Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

The following table sets forth the NSA and TOPIX for 1987 through August 31, 1999 and yen and dollar-adjusted total return information for those time periods.

---------------------------------------------------------------------------------------------------
                                NSA                                       TOPIX
---------------------------------------------------------------------------------------------------
                          TOTAL RETURN(1)                            TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------

                                            DOLLAR                                       DOLLAR
              INDEX            (Y)         ADJUSTED         INDEX           (Y)         ADJUSTED
---------------------------------------------------------------------------------------------------
1987        21,564.00         15.31%         50.54%       1,725.83         10.89%         44.77%
1988        30,159.00         39.86%         35.61%       2,357.03         36.57%         32.42%
1989        38,915.87         29.04%         12.21%       2,881.37         22.25%          6.31%
1990        23,848.71        -38.72%        -35.08%       1,733.83        -39.83%        -36.26%
1991        22,983.77         -3.63%          4.75%       1,714.68         -1.10%          7.49%
1992        16,924.95        -26.36%        -26.33%       1,307.66        -23.74%        -23.71%
1993        17,417.24          2.91%         15.02%       1,439.31         10.07%         23.03%
1994        19,723.06         13.24%         27.00%       1,559.09          8.32%         21.48%
1995        19,868.15          0.74%         -2.85%       1,577.70          1.19%         -2.41%
1996        19,361.35         -2.55%        -13.06%       1,470.94         -6.77%        -16.83%
1997        15,258.74        -21.19%        -29.65%       1,175.03        -20.12%        -28.69%
1998        13,842.17         -9.28%          3.93%       1,086.99         -7.49%          5.98%
1999*       17,436.56         25.97%         30.55%       1,457.02         34.04%         38.92%
---------------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS THE PERCENT CHANGE IN THE INDEX FROM THE START OF THE YEAR TO THE END.
*  YEAR-TO-DATE AS OF AUGUST 31, 1999.

SOURCES: TOKYO STOCK EXCHANGE, ANNUAL SECURITIES STATISTICS (1998); MONTHLY
    STATISTICS REPORT (DEC. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994,
    1995, 1996, 1997, 1998, AUGUST 1999).


The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards, stock prices decreased significantly (with the Nikkei index of 225 stocks at 14309 in 1992). After stabilizing at low levels during the next six years, new low levels were once again reached in 1998 (with the Nikkei attaining a new twelve year low of 12879 in early October, 1998). The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. Japanese banks have experienced, and may continue to experience, substantial levels of non-performing loans, making the nationalization of some institutions a significant concern. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

Further, recent events, not only in Japan but in other countries in the Asian region, as well as in Russia, may negatively impact the Funds. Such events include currency volatility and depreciation, high interest rates, banking sector crises, market volatility, political instability and declining asset values. Taken together, these and other factors are likely to: (1) have a material adverse effect on economic growth and (2) increase volatility in the prices at which securities and other financial instruments are traded. As a result, there can be no assurance that the political and economic developments in this and other parts of the world will not have a material adverse effect on the net asset value of the Funds investing a significant portion of their assets in the securities of issuers domiciled in, or deriving a large percentage of their revenues from, such countries.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1998, and year-to-date as of August 31, 1999. Trading on the TSE represented over 89% of trading volume in each year.

--------------------------------------------------------------
                         VOLUME                    VALUE
YEAR              (MILLIONS OF SHARES)           ((Y) BILS.)
--------------------------------------------------------------
1989                     256,296                  386,395
1990                     145,837                  231,837
1991                     107,844                  134,160
1992                      82,563                   80,456
1993                     101,172                  106,123
1994                     105,936                  114,622
1995                     120,148                  115,840
1996                     126,496                  136,170
1997                     130,657                  151,450
1998                     123,220                   97,480
1999*                    103,454                  104,710
--------------------------------------------------------------

*  YEAR-TO-DATE AS OF AUGUST 31, 1999.

SOURCE: TOKYO STOCK EXCHANGE, FACT BOOK 1999.


The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of August 31, 1999, 1,341 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of August 31, 1999, 519 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 10 leading Japanese companies on the TSE, by market value, represented 29% of the total market value of the TSE at August 31, 1999. As of August 31, 1999, three industrial groups accounted for approximately 35.37% of the total market value of the TSE: electric appliances, 14.64%; chemicals, 11.99%; and transportation equipment, 8.74%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1998.

------------------------------------------------------------------------------
                                           NUMBER OF         MARKET VALUES
                                           COMPANIES           ((Y) BILS.)
------------------------------------------------------------------------------
Fishery, Agriculture & Forestry                 7              244,000
Mining                                          9              278,000
Construction                                  149            7,185,000
Foods                                          92            9,376,000
Textiles & Apparels                            66            3,691,000
Pulp & Paper                                   23            1,666,000
Chemicals                                     130           13,810,000
Pharmaceutical                                 39           12,803,000
Oil & Coal Products                            13            1,646,000
Rubber Products                                15            2,688,000
Glass & Ceramics Products                      39            3,299,000
Iron & Steel                                   50            4,056,000
Nonferrous Metals                              34            2,984,000
Metal Products                                 51            1,829,000
Machinery                                     154            9,490,000
Electric Appliances                           186           40,275,000
Transportation Equipment                       87           24,039,000
Precision Instruments                          28            2,456,000
Other Products                                 55            6,792,000
Electric Power & Gas                           17           14,152,000
Land Transportation                            39            12,065,00
Marine Transportation                          20              862,000
Air Transportation                              5            1,148,000
Warehousing & Harbor
 Transportation Services                       23              660,000
Communication                                   5           16,229,000
Wholesale Trade                               125            7,814,000
Retail Trade                                  103           15,001,000
Banks                                          99           32,979,000
Securities                                     23            3,615,000
Insurance                                      14            4,803,000
Other Financing Businesses                     26            6,518,000
Real Estate                                    29            2,834,000
Services                                       83            7,878,000
------------------------------------------------------------------------------
   Total                                    1,838          275,165,000
------------------------------------------------------------------------------
Manufacturing                                 960          129,478,000
Non-Manufacturing                             878          145,687,000
------------------------------------------------------------------------------
   Total                                    1,838          275,165,000
------------------------------------------------------------------------------

SOURCE: TOKYO STOCK EXCHANGE, FACT BOOK 1999.

The amount of funds raised in equity financings by all the companies listed on all eight Japanese stock exchanges for the calendar year 1998, as compared to calendar year 1997, increased by 378 billion yen to 1,540 billion yen while the number of financings decreased by 56 to 88. The following table sets forth the number of equity financings by companies listed on all eight of the Japanese stock exchanges and the amount raised for each of 1992 through 1998.

-----------------------------------------------------------------------------------------------------------------------------------
                 RIGHTS                     PUBLIC                     PRIVATE                  EXERCISE
                OFFERINGS                  OFFERINGS                 PLACEMENTS                OF WARRANTS            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
           NUMBER       AMOUNT       NUMBER        AMOUNT       NUMBER       AMOUNT        NUMBER        AMOUNT       AMOUNT
             OF         RAISED         OF          RAISED         OF         RAISED          OF          RAISED       RAISED
         FINANCINGS   ((Y)BILS.)    FINANCINGS    ((Y)BILS.)   FINANCINGS   ((Y)BILS.)    FINANCINGS    ((Y)BILS.)   ((Y)BILS.)
-----------------------------------------------------------------------------------------------------------------------------------
1992         20           111            3             4           22           102           127          203          419
1993          9            48            4             7           14           150           184          617          822
1994          2            10           18           237            8           239           180          451          935
1995         12            96            8            33           19           160           118          299          588
1996          9           337           36           305           20           218           187          673        1,533
1997          9            73           26           128           19           369            88          368          938
1998          1           0.3           12           284           35           696            35           88        1,068
-----------------------------------------------------------------------------------------------------------------------------------

SOURCE: TOKYO STOCK EXCHANGE, FACT BOOK 1998.

                                   APPENDIX B


MEMBER STATES OF THE EUROPEAN UNION
     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom


ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT MEMBERS
     Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States


STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA
     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom


EXCHANGES IN EUROPEAN COUNTRIES WHICH ARE NOT MEMBER STATES OF THE EUROPEAN UNION AND NOT STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA.

     CZECH REPUBLIC
     Prague

     HUNGARY
     Budapest

     POLAND*
     Warsaw

     SLOVAKIA
     Bratislavia

     SWITZERLAND
     Basel, Geneva, Zurich


EXCHANGES IN NON-EUROPEAN COUNTRIES**

     ARGENTINA
     Buenos Aires

     AUSTRALIA
     ASX (Sydney, Hobart, Melbourne, Perth)

     BRAZIL
     Sao Paulo, Rio de Janiero

     CANADA
     Toronto, Vancouver, Montreal

     CHILE
     Santiago

     HONG KONG
     Hong Kong Stock Exchange

     INDIA***
     Mumbai, Calcutta, Delhi, Madras

     INDONESIA
     Jakarta Stock Exchange

     JAPAN
     Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

     MALAYSIA
     Kuala Lumpur

     MEXICO
     Mexico City

     NEW ZEALAND
     Wellington Christchurch/Invercargill, Auckland

     PERU
     Lima

     PHILIPPINES
     Manila

     SINGAPORE
     Singapore Stock Exchange

     SOUTH AFRICA
     Johannesburg

     SOUTH KOREA
     Seoul

     TAIWAN***
     Taipei

     THAILAND
     Bangkok

     USA
     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange


REGULATED MARKETS IN COUNTRIES WHICH ARE NOT MEMBERS OF THE EUROPEAN UNION AND NOT CONTRACTING STATES OF THE TREATY ON THE EUROPEAN ECONOMIC AREA

     CANADA****
     Over-the-Counter Market

     JAPAN****
     Over-the-Counter Market

     SOUTH KOREA****
     Over-the Counter Market

     SWITZERLAND
     Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association
     (ISMA), Zurich

     UNITED STATES****

     NASDAQ-SYSTEM
     Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

* TOP 50 WORLD, TOP 50 EUROPE, TOP 50 ASIA, AND EUROPEAN MID-CAP ONLY. ** NOT APPLICABLE TO THE EUROPEAN MID-CAP FUND.
*** NOT APPLICABLE TO THE GERMAN EQUITY FUND.
**** EUROPEAN MID-CAP FUND ONLY

                                   APPENDIX C


STANDARD & POOR'S

LONG-TERM DEBT RATING DEFINITIONS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


SHORT-TERM MUNICIPAL OBLIGATION RATINGS
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.


VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating

(short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)


MOODY'S INVESTORS SERVICE

LONG-TERM BOND RATING DEFINITIONS
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


COMMERCIAL PAPER RATINGS
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.


FITCH IBCA, INC./FITCH INVESTORS SERVICE, L.P.

LONG-TERM DEBT RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.


SHORT-TERM DEBT RATING DEFINITIONS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


LONG-TERM DEBT RATINGS
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

OTHER CONSIDERATIONS
Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.


ADDRESSES

FLAG INVESTORS TOP 50 WORLD
FLAG INVESTORS TOP 50 EUROPE
FLAG INVESTORS TOP 50 ASIA
FLAG INVESTORS TOP 50 US
FLAG INVESTORS EUROPEAN MID-CAP FUND
FLAG INVESTORS JAPANESE EQUITY FUND
One South Street
Baltimore, Maryland 21202


INVESTMENT MANAGER
Deutsche Fund Management, Inc.
280 Park Avenue
New York, New York 10017


INVESTMENT SUB-ADVISORS
DWS International Portfolio Management GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Deutsche Asset Management, Inc.
855 Third Avenue, 32nd Floor
New York, New York  10022


DISTRIBUTOR
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101


ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202


CUSTODIAN
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116





INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

PART C.   OTHER INFORMATION.


ITEM 23.  EXHIBITS:

           (a)   (i)   Copy of Articles of Amendment and Restatement of the
                       Registrant; (3)
                 (ii)  Conformed copy of Articles of Amendment; (9)
                 (iii) Conformed copy of Articles Supplementary of Registrant;
                       (9)
                 (iv)  Conformed copy of Articles of Amendment Certificate of
                       Correction; (9)
                 (v)   Conformed copy of Articles of Amendment; (12)
           (b)   (i)   Copy of By-Laws of the Registrant; (1)
                 (ii)  Copy of Amendment #1 to the By-Laws; (2)
           (c)         Copy of Specimen Certificate for shares of common stock
                       of the Registrant; (7)
           (d)   (i)   Copy of Investment Advisory Agreement of the Registrant;
                       (3)
                 (ii)  Copy of Investment Management Agreement; (5)
                 (iii) Conformed copy of Amended Letter Agreement regarding
                       Expense Ratio Caps; +
           (e)   (i)   Conformed copy of Distributor's Contract including
                       Exhibits A and B thereto; (6)
                 (ii)  Conformed copy of Exhibit C to the Distributor's
                       Contract; (9)
                 (iii) Form of Distribution Agreement including Appendix A and
                       B thereto; (11)
                 (iv)  Conformed copy of Mutual Funds Sales and Service
                       Agreement; (6)
           (f)         Not applicable;
           (g)   (i)   Conformed copy of Custodian Agreement between Investors
                       Bank and Trust and the Registrant; (6)
                 (ii)  Custodian Agreement between Deutsche Portfolios and
                       Investors Bank and Trust Company; (3)
                 (iii) Conformed copy of Delegation Agreement between Deutsche
                       Portfolios and Investors Bank and Trust Company including
                       Appendix A-D; (9)
           (h)   (i)   Conformed copy of Master Agreement for Administration
                       Services between Investment Company Capital Corporation
                       and the Registrant;+
                 (ii)  Not Applicable;
                 (iii) Not Applicable;
                 (iv)  Administration Agreement between Deutsche   Portfolios
                       and IBT Trust Company (Cayman) Ltd.; (3)
                 (v)   Conformed copy of Fund Accounting Agreement between IBT
                       Fund Services (Canada) Inc. and the Registrant; (6)
                 (vi)  Conformed copy of Appendix A-C to Fund Accounting
                       Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (9)
                 (vii) Copy of Fund Accounting Agreement between Deutsche
                       Portfolios and IBT Funds Services (Canada) Inc.; (3)

                 (viii)Conformed copy of Services Agreement; (6)
                 (ix)  Form of Amendment #1 to Exhibit 1 of the Services
                       Agreement; (9)
           (i)         Copy of Opinion and Consent of Counsel as to legality of
                       shares being registered; (5)
           (j)         Conformed copy of consent of Independent Accountants;+
           (k)         Not applicable;
           (l)         Copy of investment representation letters from initial
                       shareholders; (5)
           (m)   (i)   Conformed copy of Distribution and Services Plan; (6)
                 (ii)  Conformed copy of Exhibit C to the Distribution and
                       Service Plan; (9)
           (n)         Conformed copy of Amended and Restated Multiple Class
                       Plan including Exhibit A;+
           (o)         Conformed copy of Powers of Attorney. (2)
           (p)         Codes of Ethics
                 (i)   Code of Ethics of Registrant; +
                 (ii)  Deutsche Funds Management, Inc.; +
                 (iii) DWS International Portfolio Management;+
                 (iv)  Deutsche Asset Management;+
--------------------------------------------
+All exhibits have been filed electronically

1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227)
2. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227)
3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227)
5. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227)
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227)
9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227)
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227)

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

            None


ITEM 25.    INDEMNIFICATION:

Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as  indemnification for liability arising under the Securities
Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH ("DWS-IPM") and Deutsche Bank Investment Management Inc.("DBIMI") (formerly Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM"))are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Funds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation. Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive

Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW(since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/87).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/82).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (since 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

ITEM 27.    PRINCIPAL UNDERWRITERS:

     (a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc.(formerly known as Flag Investors International Fund, Inc.), Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.

                  (b)

              (1)                                         (2)                                   (3)
Name and Principal                         Positions and Offices                      Positions and Offices
 Business Address                             With Distributor                            With Registrant
------------------                         ----------------------                     ---------------------
John Y. Keffer                             President,                                            --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

David I. Goldstein                         Secretary,                                            --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

Benjamin L. Niles                          Vice President,                                       --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

Nanette K. Chern                           Chief Compliance Officer,                             --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

Ronald H. Hirsh                            Treasurer,                                            --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

Marc D. Keffer                             Assistant Secretary,                                  --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

Frederick Skillin                          Assistant Treasurer,                                  --
Two Portland Square                        ICC Distributors, Inc.
Portland, ME 14101

                  (c)  Not applicable

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS:

               All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

               Flag Investors Funds, Inc.                  One South Street
                                                           Baltimore, MD 21202

               ICC Distributors, Inc. .........            Two Portland Square
               (Distributor) ..................            Portland, ME 04101

               Investment Company Capital Corp.            One South Street
               (Transfer Agent, Administrator)             Baltimore, MD 21202

               Deutsche Fund Management, Inc.              280 Park Avenue
               (Adviser) ......................            New York, NY  10017

               IBT Fund Services (Canada) Inc.             One First Place
               (Fund Accountant) ..............            King Street West,
                 ..............................            Suite 2800 P.O. Box
                 ..............................            231 Toronto, Ontario
                                                           M5X1C8

               Investors Bank & Trust Co. .....            200 Clarendon Street
               (Custodian) ....................            Boston, MA  02116

ITEM 29.    MANAGEMENT SERVICES:

            Not applicable

ITEM 30.    UNDERTAKINGS:

               Registrant hereby undertakes to comply with the provisions of
               Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, FLAG INVESTORS FUNDS, INC.,certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and)has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore, on the 1st day of June, 2000.

                           FLAG INVESTORS FUNDS, INC.

                           BY: /s/ Richard T. Hale
                           Richard T. Hale, President
                           June 1, 2000

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:


      NAME                                           TITLE                                       DATE
      ----                                           -----                                       ----
/s/ Richard T. Hale
Richard T. Hale                                   President and Director
                                                  (Chief Executive Officer and
                                                  Acting Principal Financial
                                                  Officer)

Eugene J. McDonald*                               Director

Louis E. Levy*                                    Director

Richard R. Burt*                                  Director

Robert H. Wadsworth*                              Director

Truman T. Semans*                                 Director

Joseph R. Hardiman*                               Director



* By Power of Attorney

      By: /s/ Daniel O. Hirsch                    Attorney In Fact                      June 1, 2000
      Daniel O. Hirsch                            For the Persons
                                                  Listed Above